                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the Com-
                                                    mission Only (as permitted
                                      by
                                                    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

              (Names of Registrant as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                -  APRIL 1997  -

                                IMPORTANT NOTICE

                        TO VAN KAMPEN AMERICAN CAPITAL
                      PRIME RATE INCOME TRUST SHAREHOLDERS



QUESTIONS
  & ANSWERS

--------------------------------------------------------------------------------
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------

Q  WHY AM I RECEIVING THIS PROXY STATEMENT?

A Morgan Stanley Group, Inc., the indirect corporate parent of your Fund's investment adviser, has entered into an agreement to merge with and into Dean Witter, Discover & Co. Your Fund is seeking shareholder approval on a new investment advisory agreement, to take effect following the merger. Your Fund also is seeking approval of a new fundamental investment policy modifying its existing fundamental investment policies and a corresponding conversion to a master-feeder structure in the future. Please refer to the proxy statement for a detailed explanation of the proposed items.

Q  HOW WILL THIS AFFECT MY ACCOUNT?

A You can expect the same level of management expertise and high-quality shareholder service to which you've grown accustomed. The new investment advisory agreement between your Fund and its investment adviser will be substantially similar to the Fund's current investment advisory agreement, except for certain provisions added at the request of your trustees.

Q  WILL MY VOTE MAKE A DIFFERENCE?

A Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Fund(s).

Q  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card(s).

Q  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A Morgan Stanley Group, Inc. or its affiliates will pay for those expenses relating to the shareholder meeting.

Q  WHO DO I CALL IF I HAVE QUESTIONS?

A We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-341-2911 (TDD users call 1-800-421-2833) between 7:00
a.m. and 7:00 p.m. Central time, Monday through Friday.

Q  WHERE DO I MAIL MY PROXY CARD(S)?

A  You may use the enclosed postage-paid envelope or mail your proxy card(s) to:

              Proxy Tabulator
              P.O. Box 9111
              Hingham, MA 02043-9111

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF NEW ADVISORY AGREEMENT - mark "For," "Against" or "Abstain"

APPROVAL OF A NEW FUNDAMENTAL INVESTMENT POLICY - mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                   SAMPLE

                                    PROXY


[X]   PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE                   VAN KAMPEN AMERICAN CAPITAL
                                     PRIME RATE INCOME TRUST
                                     SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                          FOR         AGAINST      ABSTAIN
1. The proposal to approve a new          / /           / /          / /
   investment advisory agreement.


                                          FOR         AGAINST      ABSTAIN
2. The proposal to approve a new          / /           / /          / /
   fundamental investment policy
   modifying existing fundamental
   investment policies and restrictions
   and a corresponding conversion to a
   "master-feeder" structure in the
   future.

Please be sure to sign and date this Proxy.     Date
Shareholder sign here                    Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

April 23, 1997

Dear Van Kampen American Capital Prime Rate Income Trust Shareholder:

  The enclosed proxy statement relates to a special meeting of the shareholders of Van Kampen American Capital Prime Rate Income Trust (the "Fund"). We are pleased to announce that Morgan Stanley Group Inc., the indirect corporate parent of the investment adviser of your Fund, has entered into a merger agreement with Dean Witter, Discover & Co. Under the terms of the merger agreement, your Fund's investment adviser will become an indirect subsidiary of the merged company, to be named Morgan Stanley, Dean Witter, Discover & Co. Your Fund's investment adviser will continue to provide the Fund with investment advisory and management services following the merger.

  At the shareholder meeting, shareholders of the Fund will consider a new investment advisory agreement to take effect following the merger. The new investment advisory agreement between your Fund and its investment adviser will be substantially similar to the Fund's current investment advisory agreement, except for certain provisions added at the request of your trustees. Shareholders also will consider a new fundamental investment policy modifying the existing fundamental investment policies and restrictions and a corresponding conversion to a master-feeder structure in the future. The attached proxy statement seeks shareholder approval on these items.

                 Your vote is important and your participation
             in the governance of your Fund does make a difference.

  The proposals have been unanimously approved by the Board of Trustees of the Fund, who recommend you vote "FOR" each of the proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                          Sincerely,

                                          Dennis J. McDonnell
                                          President and Chairman of the
                                          Board of Trustees

                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 28, 1997

  Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (the "Shares"), of Van Kampen American Capital Prime Rate Income Trust (the "Fund") that a Special Meeting of the Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997, at 3:00 p.m., for the following purposes:

1.   To approve a new investment advisory agreement.
2. To approve adding a new fundamental investment policy modifying existing fundamental investment policies and restrictions and a corresponding conversion to a master-feeder structure in the future.
3. To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of the Fund at the close of business on April 14, 1997 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    RONALD A. NYBERG,
                                    Vice President and Secretary
April 23, 1997

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR approval of a new investment advisory agreement.

  - FOR approval of a new fundamental investment policy modifying existing fundamental investment policies and restrictions and a corresponding conversion to a "master-feeder" structure in the future.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                        SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 28, 1997

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or "Board of Trustees") of the holders of the common shares of beneficial interest, par value $0.01 per share (the "Shares"), of Van Kampen American Capital Prime Rate Income Trust (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997, at 3:00 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is April 23, 1997.

  The purpose of the Meeting is to permit the Fund's shareholders to consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Dean Witter, Discover & Co. ("Dean Witter Discover") and Morgan Stanley Group Inc. ("Morgan Stanley"), the indirect parent corporation of the Fund's investment adviser. Pursuant to the Merger Agreement, the investment adviser will become an indirect subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). Shareholders also will consider a new fundamental investment policy modifying the existing fundamental investment policies and restrictions and a corresponding conversion to a master-feeder structure in the future.

  Other Van Kampen American Capital investment companies will vote at separate shareholder meetings on a proposal substantially similar to Proposal 1 in this Proxy Statement. They will hold separate shareholder meetings because they are supervised by boards of trustees that are not identical to the Board of Trustees of the Fund or their shareholders will consider proposals different from those of the Fund. If you are a shareholder of Van Kampen American Capital investment companies other than the Fund, you will receive one or more additional proxy statements relating to such other shareholder meetings.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. SUCH REPORTS HEREBY ARE INCORPORATED BY REFERENCE IN THEIR ENTIRETY INTO THIS PROXY STATEMENT. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

VOTING

  The Board of Trustees has fixed the close of business on April 14, 1997 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Shareholders of the Fund on the Record Date will be entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.

  The voting requirement for passage of Proposal 1 is the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

  The voting requirement for passage of Proposal 2 is the vote of the holders of a majority of the Shares outstanding and entitled to vote on Proposal 2. The vote necessary to satisfy this voting requirement also will satisfy the 1940 Act voting requirement applicable to Proposal 2.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR approval of the New Advisory Agreement.

  - FOR approval of a new fundamental investment policy modifying existing fundamental investment policies and restrictions and a corresponding conversion to a "master-feeder" structure in the future.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Shares not voted with respect to a proposal due to an abstention or broker non-vote will be deemed votes not cast with respect to such proposal, but such Shares will be deemed present for quorum purposes. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than that mentioned in Proposals 1 and 2 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. An unfavorable vote on a proposal by the shareholders will not affect the implementation of the other proposal if such other proposal receives a favorable vote.

------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT
------------------------------------------------------------------------------

THE ADVISER

  Van Kampen American Capital Investment Advisory Corp. acts as investment adviser (the "Adviser") for the Fund. The Adviser has acted as investment adviser for the Fund since the Fund commenced its investment operations. Prior to January 1995, the Adviser provided investment advisory services under the name Van Kampen Merritt Investment Advisory Corp.

  The Adviser currently is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"). VKAC is a wholly-owned subsidiary of VK/AC Holding, Inc. ("VKAC Holding"). VKAC Holding is an indirect wholly-owned subsidiary of Morgan Stanley. The addresses of VKAC Holding, VKAC and the Adviser are One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and 2800 Post Oak Blvd., Houston, Texas 77056.

INFORMATION CONCERNING MORGAN STANLEY

  Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer, Morgan Stanley Asset Management Inc., a registered investment adviser, and Morgan Stanley & Co. International Limited, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

INFORMATION CONCERNING DEAN WITTER, DISCOVER & CO.

  Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States, as measured by number of accounts and cardmembers, and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("InterCapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of individual clients through over 9,100 account executives located in 371 branch offices. DWR is among the largest NYSE members and is a member of other major securities, futures and options exchanges. InterCapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional accountants. InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory and administrative capacities to 102 investment companies (the "InterCapital Funds") and other portfolios with net assets under management of approximately $91.4 billion at March 31, 1997.

THE MERGER

  Pursuant to the Merger Agreement, Morgan Stanley will be merged (the "Merger") with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"). Following the Merger, the Adviser will be an indirect subsidiary of MSDWD.

  Under the terms of the Merger Agreement, each of Morgan Stanley's common shares will be converted into the right to receive 1.65 shares of MSDWD common stock and each issued and outstanding share of Dean Witter Discover common stock will thereafter represent one share of MSDWD common stock. Following the Merger, Morgan Stanley's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of MSDWD.

  The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both Morgan Stanley and Dean Witter Discover.

  Under the terms of the Merger Agreement, the Board of Directors of MSDWD initially will consist of fourteen members, two of whom will be Morgan Stanley insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with Morgan Stanley and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of MSDWD will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of MSDWD will be the current President of Morgan Stanley, John Mack.

  The Adviser does not anticipate any reduction in the quality of services now provided to the Fund and does not expect that the Merger will result in any material changes in the business of the Adviser or in the manner in which the Adviser renders services to the Fund. The Adviser also anticipates that neither the Merger nor any ancillary transactions will have any adverse effect on the Adviser's ability to fulfill their obligations under the New Advisory Agreements (as defined below) or to operate their business in a manner consistent with past business practices.

  In connection with Morgan Stanley's purchase of VKAC Holding on October 31, 1996, certain officers of the Adviser, including Dennis J. McDonnell, who is a member of the Board of Trustees, and Don G. Powell, who was a member of the Board of Trustees prior to August 1996, entered into employment agreements with VKAC Holding which expire from between 1998 and 2000. Certain of such officers, including Messrs. McDonnell and Powell, also were granted options to purchase shares of common stock of Morgan Stanley which vest from 1999 to 2001. Certain officers of the Adviser also entered into retention agreements with VKAC Holding, which will remain in place following the consummation of the Merger. The employment agreements and retention agreements are intended to assure that the services of the officers are available to the Adviser (and thus to the Fund) until such agreements expire. Finally, certain officers of the Adviser, including Messrs. McDonnell and Powell, received preferred stock of Morgan Stanley that is convertible into common stock of Morgan Stanley from 1997 to 2000. As a result of the Merger, such preferred stock shall be convertible into common stock of MSDWD at the effective time of the Merger.

THE ADVISORY AGREEMENT

  In anticipation of the Merger, a majority of the Trustees of the Fund who are not parties to the New Advisory Agreement or interested persons of any such party (the "Disinterested Trustees") approved a new investment advisory agreement (the "New Advisory Agreement") between the Fund and the Adviser. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.

  THE CURRENT ADVISORY AGREEMENT. The Current Advisory Agreement for the Fund was last approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on July 18, 1996, relating to the acquisition of the Adviser's corporate parent by Morgan Stanley. The Current Advisory Agreement was last approved by shareholders of the Fund at a meeting held on October 23, 1996 relating to the acquisition of the Adviser's corporate parent by Morgan Stanley.

  The Current Advisory Agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions.

  The Current Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Current Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of obligations or duties under the Current Advisory Agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees to which the Adviser renders periodic reports with respect to the Fund's investment activities. The Current Advisory Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and automatically terminates in the event of its assignment.

  The net assets of the Fund as of April 14, 1997, as well as other investment companies sponsored by VKAC and advised by the Adviser and the rates of compensation paid thereto are set forth at Annex A hereto. The Fund paid net advisory expenses, for its most recently completed fiscal year, in the amount of $36,408,473.

  The Fund pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, costs of share certificates and any other expenses (including clerical expenses), expenses in connection with its dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying its Shares for sale under federal and state securities laws, expenses of printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of the trustees and shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of the trustees who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Current Advisory Agreement and any extraordinary expenses of a nonrecurring nature. The Fund also compensates the Adviser, VKAC, the Distributor (defined below) and ACCESS (defined below) for certain non-advisory services provided pursuant to agreements discussed below. See "OTHER INFORMATION -- Non-Advisory Agreements" below.

  THE NEW ADVISORY AGREEMENT. The Board of Trustees approved a proposed New Advisory Agreement between the Fund and the Adviser on March 26, 1997, the form of which is attached hereto as Annex B.

  The form of the proposed New Advisory Agreement is substantially similar to the Current Advisory Agreement between the Fund and the Adviser. The material differences between the Current Advisory Agreement and the New Advisory Agreement are described in this paragraph. The New Advisory Agreement designates certain officers of the Adviser and the officers of the Fund as essential personnel with respect to the operations of the Fund. Under the terms of the New Advisory Agreement, the Adviser may not make any material or significant personnel changes or replace any essential personnel or materially change the responsibilities or duties of any essential personnel prior to the first anniversary of the agreement without first informing with the Board of Trustees in a timely manner. The New Advisory Agreement also prohibits the Adviser from changing its name without the prior consent of the Board of Trustees.

  The investment advisory fee as a percentage of net assets payable by the Fund will be the same under its New Advisory Agreement as under its Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, contractual advisory fees payable to the Adviser by the Fund would have been identical to those payable under the Current Advisory Agreement.

  In connection with approving the New Advisory Agreement, the Board of Trustees held a special telephone meeting on February 10, 1997 and special in-person meetings on March 20, 1997 and March 26, 1997. At the meetings, the

Board of Trustees considered the possible effects of the Merger upon VKAC, the Adviser, Van Kampen American Capital Distributors, Inc., the distributor of the Shares (the "Distributor"), and ACCESS Investors Services, Inc., the Fund's transfer agent ("ACCESS"), and upon their ability to provide investment advisory, distribution, transfer agency and other services to the Fund. Representatives of Dean Witter Discover and VKAC attended one or more of the in-person meetings and represented to the Board of Trustees that (i) the VKAC family of funds will be maintained and operated as a separate mutual fund complex and will not be consolidated with Dean Witter Discover's InterCapital Funds and (ii) VKAC, the Adviser, the Distributor and ACCESS will be maintained separate from their counterparts in the InterCapital Fund complex and will be operated for the benefit of the Fund and other investment companies sponsored by VKAC. The representatives of Morgan Stanley, Dean Witter Discover and VKAC also stated that (i) the Fund will continue to be distributed by the Distributor through third-party broker-dealers and, following the Merger, also will be distributed through Dean Witter Discover broker-dealers on a proprietary basis, and (ii) the InterCapital Funds will continue to be distributed solely through Dean Witter Discover broker-dealers on a propriety basis. The representatives of Dean Witter Discover also described the financial and other resources available to VKAC and its affiliates, after giving effect to the Merger, to secure for the Fund quality investment research, investment advice, distribution, transfer agency and other client services.

  In evaluating the New Advisory Agreement, the Board of Trustees took into account that the Fund's Current Advisory Agreement and its New Advisory Agreement, including the terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by the Fund, are substantially similar, except for those provisions added to each New Advisory Agreement at the request of the Trustees. The Board of Trustees considered the skills and capabilities of the Adviser, the representations of Dean Witter Discover and VKAC described above and the representations of Dean Witter Discover and VKAC that no material change was planned in the current management or facilities of the Adviser as a result of the Merger. The Board of Trustees also considered the reputation, expertise and resources of Morgan Stanley and Dean Witter Discover and their affiliates in domestic and international financial markets. The Board of Trustees considered the continued employment of members of senior management of the Adviser, the Distributor and ACCESS pursuant to current and future employment and retention agreements to be important to help assure the continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for the Fund. The Board of Trustees also considered the affect of certain shares of preferred stock of Morgan Stanley owned by senior management of the Adviser becoming immediately convertible into common stock of Morgan Stanley at the time of the Merger. The Trustees considered the possible benefits the Adviser may receive as a result of the Merger, including the continued use, to the extent permitted by law, of Morgan Stanley & Co., DWR and their affiliates for brokerage services.

  The Board of Trustees considered the affects on the Fund of the Adviser becoming an affiliated person of MSDWD. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with MSDWD and its affiliates. For example, absent exemptive relief, the Fund will be prohibited from purchasing securities from Morgan Stanley & Co. or DWR, both of which will be wholly-owned broker-dealer subsidiaries of MSDWD, in transactions in which Morgan Stanley & Co. or DWR acts as a principal, and the Fund will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. or DWR act as a broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. or DWR is acting as an underwriter. In this connection, management of the Adviser represented to the Board of Trustees that they do not believe these prohibitions or conditions will have a material affect on the management or performance of the Fund and, to the extent permitted by applicable law, VKAC anticipates that the Fund will continue to use Morgan Stanley & Co., DWR and their affiliates for brokerage services. The Fund did not pay any brokerage commissions to Morgan Stanley & Co. or DWR during its most recently completed fiscal year.

  The Board of Trustees was advised that Section 15(f) of the 1940 Act is still applicable to the Adviser as a result of Morgan Stanley's previous acquisition of the Adviser's parent corporation on October 31, 1996. Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser, or any of its affiliated persons, of an amount or benefit in connection with such sale, provided two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of Dean Witter Discover and VKAC are aware of no circumstances arising from the Merger, preparatory transactions to the Merger or any potential financing that might result in the imposition of an "unfair burden" on the Fund.

  The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least

75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The composition of the Board of Trustees currently complies with such condition and the composition of the Board of Trustees will continue to comply with such condition.

  The Board of Trustees, including the Disinterested Trustees, concluded that if the Merger occurs, entry by the Fund into a New Advisory Agreement would be in the best interest of the Fund and the shareholders of the Fund. The Board of Trustees of the Fund, including the Disinterested Trustees, unanimously approved the New Advisory Agreement for the Fund and recommended such agreement for approval by the shareholders of the Fund at the Meeting. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect until May 31, 1999 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

  In the event that shareholders of the Fund do not approve the New Advisory Agreement and the Merger is consummated, the Board of Trustees of the Fund would seek to obtain for the Fund interim investment advisory services at the lesser of cost or the current fee rate either from the Adviser or from another advisory organization. Thereafter, the Board of Trustees of the Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Board of Trustees or make other appropriate arrangements, in either event subject to approval of the shareholders of the Fund. In the event the Merger is not consummated, the Adviser would continue to serve as investment adviser of the Fund pursuant to the terms of the Current Advisory Agreement.

SHAREHOLDER APPROVAL

  To become effective, the New Advisory Agreement must be approved by the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding Shares of the Fund entitled to vote thereon. The New Advisory Agreement was unanimously approved by the Board of Trustees after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also unanimously determined to submit the New Advisory Agreement for consideration by the shareholders of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

------------------------------------------------------------------------------
PROPOSAL 2: APPROVAL OF A NEW FUNDAMENTAL INVESTMENT POLICY MODIFYING THE
            EXISTING FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND AND A CORRESPONDING CONVERSION TO A MASTER-FEEDER STRUCTURE IN THE FUTURE
------------------------------------------------------------------------------

  This Proposal 2 would approve a modification of the Fund's existing fundamental investment policies and restrictions to give the Fund the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure (the "Master-Feeder Structure") and would approve a corresponding conversion to a Master-Feeder Structure in the future. In a Master-Feeder Structure, one or more funds, each having substantially similar investment objectives, policies and restrictions (the "Feeder Funds"), invest exclusively in another fund also having a substantially similar investment objective and substantially similar investment policies and restrictions (the "Master Fund"). If the Fund converts to the Master-Feeder Structure, shareholders in the Fund would continue to hold their shares of the Fund and the Fund would become a Feeder Fund by investing all or substantially all of its investable assets in a Master Fund. The process by which the Fund would begin to use the Master-Feeder Structure is referred to in this proposal as a "Conversion". The value of a shareholder's Shares would be the same immediately after Conversion as the value immediately before Conversion.

  The Master Fund in a Master-Feeder Structure pools the assets of all of the Feeder Funds and invests these assets in portfolio securities and other assets in pursuit of the Master-Feeder Structure's common investment objective. Use of the Master-Feeder Structure may result in investment in the Master Fund by other collective investment vehicles with different distribution arrangements and with shareholders that may not have invested in the Fund. In this event, the additional assets invested by such other collective investment vehicles may allow operating expenses to be spread over a larger asset base, potentially achieving economies of scale.

  Approval of this proposal will constitute authorization of the Trustees to effect a Conversion in the future and authorization of the Fund to invest all or substantially all of its investable assets (including the Fund's portfolio of securities and loan interests and other assets) in a Master Fund pursuant to the Conversion. The Board of Trustees does not intend to effect any Conversion in which (i) the Master Fund does not have substantially the same investment management team, investment objective, investment policies and restrictions as the Fund just prior to Conversion, (ii) the value of a shareholder's investment in the Fund would not be the same immediately after Conversion as it was immediately before Conversion or (iii) an increase in the Fund's expense ratio is expected as a result of Conversion.

  There can be no assurance that a Conversion to the Master-Feeder Structure will be effected or that use of a Master-Feeder Structure will attract additional investors or achieve operating efficiencies.

MODIFICATION OF FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS.

  Certain of the Fund's existing fundamental investment restrictions, such as those limiting investments by the Fund in a single issuer or in another investment company, presently prevent the Fund from using a Master-Feeder Structure. In order to provide the Fund with the flexibility to use a Master-Feeder Structure, the Board of Trustees proposes to modify the Fund's fundamental investment policies and restrictions by adding the following new fundamental investment policy to the fundamental investment restrictions of the
Fund:

    "(12) Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund."

This additional investment policy would also apply to any conflicting nonfundamental investment policies or restrictions of the Fund.

THE MASTER-FEEDER STRUCTURE

  Set forth below is a discussion of certain of the terms and conditions that the Adviser currently believes would be applicable in the event of a Conversion to the Master-Feeder Structure.

  The Master Fund is expected to be a no-load, closed-end management investment company registered under the 1940 Act. Interests in the Master Fund ("Interests") would be offered privately on a continuous or periodic basis to different types of collective investment entities such as mutual funds, commingled institutional funds and, potentially, offshore investment funds. Interests in the Master Fund are not expected to be available for purchase directly by members of the public.

  The Master Fund would have substantially the same investment objective, policies and restrictions as the Fund immediately prior to Conversion. The Master Fund, like the Fund, would seek to invest in a professionally managed portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The investment restrictions and policies of the Master Fund would be such that the Master Fund may not invest in any security or engage in any transaction which would not be permitted by the fundamental investment policies and restrictions of the Fund in effect at the time of Conversion if the Fund were to invest directly in such a security or engage directly in such a transaction.

  The investment adviser and administrator to the Fund immediately prior to Conversion would be the investment adviser and administrator to the Master Fund upon completion of Conversion. The investment advisory agreement between the Master Fund and its investment adviser would be substantially identical to the investment advisory agreement of the Fund and its investment adviser in effect at the time of Conversion. Because portfolio management would take place primarily at the Master Fund, in the event of Conversion it is likely that the Fund would no longer require the services of an investment adviser and the Fund's investment advisory agreement would be terminated. Similarly, many of the services provided to the Fund by its administrator would become unnecessary in the event of Conversion and it is likely that the Fund would substantially revise its administration agreement to eliminate the requirement to provide services which have become unnecessary. There would be no increase in the schedule of advisory and administration fee rates directly or indirectly applicable to the Fund as a result of the Conversion. Other entities that perform services for the Fund at the time of Conversion likely would perform substantially the same services for either the Fund or the Master Fund after the Conversion.

  The Master Fund would have its own board of trustees (the "Master Trustees"). The Master Trustees at the time of Conversion would be identical to the Trustees of the Fund at the time of Conversion.

  The Master Fund would value its assets at the same time, on the same days and pursuant to the same method as the Fund values its assets at the time of Conversion. After the Conversion, the Fund's net asset value would be determined at the same time and on the same days that the net asset value of the Master Fund will be calculated.

  It is expected that the Master Fund, like the Fund, normally would not hold meetings of holders of Interests (the "Interest Holders") except as required under the 1940 Act or its organizational documents. The approval of the Interest Holders would be required to change any of the Master Fund's fundamental investment restrictions; however, any change in non-fundamental investment policies would not require such approval. The Master Trustees of the Master Fund would continue to hold office until their successors are elected and have qualified. Interest Holders entitled to vote on the removal of a Master Trustee and holding at least a specified percentage interest in the Master Fund would be entitled to call a meeting of Interest Holders for the purpose of removing any Master Trustee. It is expected that a Master Trustee may be removed upon a vote of Interest Holders representing two-thirds of the Interests in the Master Fund qualified to vote in the election. The 1940 Act requires the Master Fund to assist its Interest Holders in calling such a meeting.

  Each Interest Holder in the Master Fund would be entitled to a vote in proportion to its share of the total Interests in the Master Fund. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Master Fund, the Fund would hold a meeting of its shareholders and cast its votes as an Interest Holder proportionately as instructed by Fund shareholders. If there are other investors in the Master Fund, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders would receive a majority of votes cast by all the Interest Holders in the Master Fund.

  Subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Master Fund, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Master Fund that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to Interest Holders in the Master Fund that is not required to be voted on by shareholders of the Fund would be voted pursuant to the discretion of the Trustees of the Fund.

  Interests in the Master Fund are not expected to be freely transferable. The Fund generally would only be able to withdraw its investment in the Master Fund pursuant to a tender offer by the Master Fund and a determination by the Trustees that it is in the best interests of the Fund to do so. It is expected that the Master Fund would express an intention that the Master Trustees consider, each quarter, authorizing the Master Fund to make tender offers for all or a portion of its then outstanding Interests. In such event, the Trustees of the Fund intend to continue, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding Shares. However, there are no assurances that either Board of Trustees would, in fact, decide to undertake the making of such tender offers. The Fund would not be able to make a tender offer to shareholders larger than that made by the Master Fund to the Fund. Master Fund tender offers would be made on the same terms to the Fund as to any other Interest Holder in the Master Fund. Subject to the Master Fund's investment restriction with respect to borrowings, it is expected that the Master Fund may be authorized to borrow money to finance the repurchase of Interests pursuant to tender offers.

  Depending on the organizational structure adopted by the Master Fund, each Interest Holder of the Master Fund, including the Fund, may be liable for all obligations of the Master Fund. However, the risk of an Interest Holder in the Master Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself was unable to meet its obligations. Thus, the risk that shareholders of the Fund would experience losses on account of such liability is remote.

  Following the Conversion, the Master Fund and the Fund, as the case may be, would each be responsible for all of its respective costs and expenses not expressly stated to be payable by the Master Fund's investment adviser under the Master Fund investment advisory agreement, by the administrator under the Master Fund's or the Fund's administration agreement or by the distributor under an offering agreement with the Fund. Such costs and expenses to be borne by the Master Fund and the Fund, as the case may be, would include, without limitation: direct charges relating to the purchase and sale of financial instruments, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, costs of Fund Share certificates and Master Fund Interest certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any investment holdings, expenses in connection with dividend reinvestment plans, membership fees in trade associations, expenses of registering the Shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to shareholders and Interest Holders, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of Shareholders and Interest Holders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees and Master Trustees who are not affiliated with the Fund's or Master Fund's investment adviser, insurance premiums, indemnification expenses and any extraordinary expenses of a nonrecurring nature. It is possible that from time to time conflicts of interest may arise between the Fund and the Master Fund. In the event such a conflict arises, the Board of Trustees of the Master Fund and the Fund, which initially would be identical, would seek to resolve the conflict in a fair and equitable manner.

  Upon liquidation of the Master Fund, Interest Holders in the Master Fund would be entitled to share pro rata in the net assets of the Master Fund available for distribution to Interest Holders.

FEDERAL INCOME TAX CONSIDERATIONS

  The Fund will receive a ruling from the Internal Revenue Service and/or an opinion from its tax counsel, Skadden, Arps, Slate, Meagher & Flom (Illinois), on or prior to the date of the Conversion, generally to the effect that (i) the Fund's contribution of its assets to the Master Fund in exchange for 100% of the equity interests of the Master Fund will be disregarded for federal income tax purposes and thus will not result in the recognition of gain or loss by the Fund or the Master Fund for federal income tax purposes and (ii) at the time a second fund contributes cash or a diversified (within the meaning of applicable tax rules) portfolio of assets to the Master Fund (the "Second Conversion") in exchange for an equity interest in the Master Fund (i.e., the Master Fund ceases to be wholly owned by the Fund), the Fund will be treated, for federal income tax purposes, as if it made a contribution to the Master Fund of the assets held by the Master Fund immediately prior to the Second Conversion in exchange for an equity interest in the Master Fund, which will not result in the recognition of gain or loss by the Fund or the Master Fund pursuant to Section 721 of the Internal Revenue Code of 1986, as amended (the "Code"), and related authorities. A legal opinion is not binding on the Internal Revenue Service or any court. If it were determined that the transaction described above was taxable, the Fund would recognize gain in an amount equal to the appreciation in the transferred assets (undiminished by losses) as of the date of the deemed transfer. In such event, the Fund would be required to make a distribution in order to avoid federal income and excise taxes or to preserve its qualification as a regulated investment company under the Code.

  The Fund's status as a regulated investment company under the Code would not be affected by the Master-Feeder Structure. As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net capital gains in accordance with the timing requirements imposed by the Code. The Master Fund is not expected to be required to pay any federal income or excise taxes in respect of its income or gains.

INFORMATION ON EXPENSES

  The following table shows the expenses of the Fund for its fiscal year ended July 31, 1996 and a pro forma adjustment thereof assuming the Fund had invested its investable assets in a newly formed Master Fund for the entire period then ended. The pro forma adjustment assumes that: (i) there were no holders of Interests in the Master Fund other than the Fund; (ii) the average daily net assets of the Fund and the Master Fund were equal to the actual average daily net assets of the Fund during the period; (iii) substantially all of the required administrative services are provided directly to the Master Fund; and
(iv) consistent with the Board of Trustees expressed intention with respect to any Conversion, except to the extent that the Fund experiences economies of scale during the first three years following any Conversion, the Fund's investment adviser or an affiliate, not the Fund, paid the expenses of the Conversion.

                                 FUND EXPENSES

                                                          PRO FORMA (ASSUMING THAT
                                                        THE AVERAGE DAILY NET ASSETS
                                                        INVESTED BY THE FUND IN THE
                                        SIX MONTHS     MASTER FUND WERE $5.2 BILLION)
                                           ENDED       ------------------------------
                                        JANUARY 31,                MASTER
                                           1997          FUND       FUND      TOTAL
                                        -----------      ----      ------     -----
SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of
    offering price)....................      None          None     None         None
  Dividend Reinvestment Plan Fees......      None          None     None         None
  Early Withdrawal Charge..............  0.0%-3.0%     0.0%-3.0%    None     0.0%-3.0%
ANNUAL FUND OPERATING EXPENSES (as a
  percentage of net assets attributable
  to Shares)
    Investment Advisory and
      Administration Fees..............     1.19%         0.00%     1.19%       1.19%
    Interest Payments on Borrowed
      Funds............................     0.00%         0.00%     0.00%       0.00%
    Other Expenses.....................     0.25%         0.19%     0.06%       0.25%
                                         --------      --------     ----     --------
Total Fund Operating Expenses..........     1.44%         0.19%     1.25%       1.44%
                                         ========      ========     ====     ========

  Assuming that the Fund was the only holder of Interests in the Master Fund and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been the same on a pro forma basis as the actual net asset value per share, distributions per share and net investment income per share of the Fund during the period indicated.

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment in the Fund assuming a 5% annual return:

                                                               PRO FORMA (ASSUMING
                                                           THAT THE AVERAGE DAILY NET
                                                           ASSETS INVESTED BY THE FUND
                                                               IN THE MASTER FUND
                                            SIX MONTHS         WERE $5.2 BILLION)
                                               ENDED       ---------------------------
                                            JANUARY 31,              MASTER
                                               1997        FUND       FUND       TOTAL
                                            -----------    ----      ------      -----
Assuming no tender of Shares:
  One Year................................     $ 15        $ 2        $ 13       $ 15
  Three Years.............................       46          6          40         46
  Five Years..............................       79         10          69         79
  Ten Years...............................      172         22         150        172
Assuming tender and repurchase of Shares
on the last day of period and imposition
of maximum applicable early withdrawal
charge:
  One Year................................       45         32          13         45
  Three Years.............................       66         26          40         66
  Five Years..............................       89         20          69         89
  Ten Years...............................      172         22         150        172

  This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown. The above tables and the assumptions in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the SEC; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. This Example should not be considered a representation of future expenses, and the Fund's and the Master Fund's actual expenses may be more or less than those shown.

DELIBERATIONS OF THE BOARD OF TRUSTEES

  At special meetings held on March 20, 1997 and March 26, 1997, the Board of Trustees considered a proposal from the Adviser to seek to obtain from shareholders of the Fund approval to convert in the future to the Master-Feeder Structure. Management of the Adviser stated that it believes the Master-Feeder Structure may attract additional assets by permitting collective investment vehicles having different distribution arrangements and investors to invest in the Master Fund together with the Fund. The Board of Trustees considered the possibility that such additional assets may, over time, permit the Fund to achieve a variety of operating economies that may benefit the Fund and the Fund's current and future shareholders. In general, to the extent that certain operating costs are relatively fixed and currently are borne by the Fund alone, these expenses would instead be borne in whole or in part by the Master Fund and shared by the Fund's shareholders with any other investors in such Master Fund. Increased asset size may also enable shareholders to gain access to a broader portfolio of investments (one with more numerous holdings). These potential economies and other potential benefits would be likely only if assets of the Master Fund were to grow through investments in the Master Fund by entities other than the Fund. There can be no assurance that such expense savings and other benefits would be realized in the event of Conversion.

  The Board of Trustees also considered corporate governance issues associated with Conversion to the Master-Feeder Structure. The Adviser stated that the Board of Trustees of the Master Fund will be identical to the Board of Trustees of the Fund immediately following the Conversion. The Adviser also stated that it currently believes that each Feeder Fund would have a board of trustees identical or substantially similar to the then current Board of Trustees of the Fund. The Board of Trustees does not intend to effect any Conversion in which
(i) the Master Fund does not have substantially the same investment management team, investment objective, investment policies and restrictions as the Fund just prior to Conversion, (ii) the value of a shareholder's investment in the Fund would not be the same immediately after the Conversion as it was immediately before Conversion or (iii) an increase in the Fund's expense ratio is expected as a result of the Conversion.

  The Board of Trustees considered the expenses associated with the Conversion to the Master-Feeder Structure, which expenses would include, among other things, solicitation expenses associated with seeking shareholder approval of the Conversion. The Board of Trustees concluded that it would be in the best interests of the Fund and the Fund's shareholders to seek shareholder approval of the Conversion at this time in order to avoid the expense of a second proxy solicitation following the consummation of Morgan Stanley's merger with and into Dean Witter Discover. The Board recognized that the Adviser could benefit from the proposed Conversion because the Master-Feeder Structure could enable the Adviser to increase its assets under management through the development of new vehicles to attract investor assets to the Adviser. The Board of Trustees and the Adviser agreed that the Adviser initially would assume the expenses associated with seeking approval of this Proposal 2 and with effecting any Conversion. The Fund will reimburse the Adviser for such expenses only in the event and to the extent that the Fund experiences benefits of economies of scale during the first three years following any Conversion.

  Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this proposal, the Fund's Board of Trustees has unanimously concluded that it would be in the best interests of the Fund and its shareholders to approve a new fundamental investment policy modifying the Fund's existing fundamental investment policies and restrictions to provide the Fund with the flexibility to use a Master-Feeder Structure and a corresponding Conversion to a Master-Feeder Structure in the future.

  In the event that shareholders of the Fund do not approve this Proposal 2, the Fund would continue to operate as a separate entity and to manage the Fund's assets in accordance with the Fund's existing fundamental investment policies and restrictions.

SHAREHOLDER APPROVAL

  This Proposal 2 must be approved by the vote of the holders of a majority of the Shares outstanding and entitled to vote on Proposal 2. To become effective, the Fund's new fundamental investment policy and policies modifying its existing fundamental investment restrictions must be approved by the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy; or
(ii) more than 50% of the outstanding Shares of the Fund entitled to vote thereon. The vote necessary to satisfy the vote required to approve Proposal 2 also will satisfy this 1940 Act voting requirement. The Board of Trustees unanimously determined to submit the Fund's new fundamental investment policy and any corresponding Conversion to the Master-Feeder Structure in the future for consideration by the shareholders of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF A NEW FUNDAMENTAL INVESTMENT POLICY MODIFYING THE FUND'S EXISTING FUNDAMENTAL INVESTMENT POLICIES AND A CORRESPONDING CONVERSION TO A MASTER-FEEDER STRUCTURE IN THE FUTURE.

------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE ADVISER

  The following table sets forth certain information concerning the principal executive officers and directors of the Adviser.

                     DIRECTORS AND OFFICERS OF THE ADVISER

   NAME AND ADDRESS                     PRINCIPAL OCCUPATION
   ----------------                     --------------------
Don G. Powell.........  Chairman, President, Chief Executive Officer and a
  2800 Post Oak Blvd.   Director of VKAC. Chairman, Chief Executive Officer
  Houston, TX 77056     and a Director of the Distributor, the Adviser, Van
                        Kampen American Capital Asset Management, Inc.,
                        ("Asset Management"), Van Kampen American Capital
                        Management, Inc. ("Management Inc.") and Van Kampen
                        American Capital Advisors, Inc. ("Advisors Inc.").
                        Chairman and a Director of ACCESS, Van Kampen
                        American Capital Recordkeeping Services, Inc. and Van
                        Kampen American Capital Trust Company. Chairman,
                        President and a Director of Van Kampen American
                        Capital Services, Inc. and Van Kampen American
                        Capital Exchange Corporation. President, Chief
                        Executive Officer and a Trustee/Director of certain
                        open-end investment companies and closed-end
                        investment companies advised by Asset Management.
                        Chairman of the Board of Governors and the Executive
                        Committee of the Investment Company Institute. Prior
                        to July 1996, President, Chief Executive Officer and
                        a Trustee/Director of the closed-end funds advised by
                        the Adviser and open-end investment companies advised
                        by Management Inc. (collectively, the "Fund Complex")
                        and certain open-end investment companies advised by
                        the Adviser and Asset Management.
Dennis J. McDonnell...  President, Chief Operating Officer and a Director of
  One Parkview Plaza    the Adviser, Asset Management, Management Inc. and
  Oakbrook Terrace, IL  Advisors Inc. Executive Vice President of VKAC.
  60181                 Director of MCM Group, Inc., McCarthy, Crisanti &
                        Maffei Inc., MCM Asia Pacific Company, Limited and
                        MCM (Europe) Limited. Prior to November 1996,
                        Executive Vice President and a Director of VKAC
                        Holding. Chairman, President, Chief Executive Officer
                        and Trustee of funds in the Fund Complex. President
                        and Trustee of certain open-end investment companies
                        advised by the Adviser and Asset Management.

   NAME AND ADDRESS                     PRINCIPAL OCCUPATION
   ----------------                     --------------------
Ronald A. Nyberg......  Executive Vice President, General Counsel and
  One Parkview Plaza    Secretary of VKAC. Executive Vice President, General
  Oakbrook Terrace, IL  Counsel, Assistant Secretary and a Director of the
  60181                 Distributor, the Adviser, Asset Management,
                        Management Inc., Van Kampen American Capital Trust
                        Company, Van Kampen American Capital Recordkeeping
                        Services, Inc. and Van Kampen American Capital
                        Insurance Agency of Illinois, Inc. Executive Vice
                        President, General Counsel and Assistant Secretary of
                        Advisors Inc., Van Kampen American Capital Exchange
                        Corporation, ACCESS and Van Kampen American Capital
                        Services, Inc. Prior to November 1996, Executive Vice
                        President, General Counsel and Secretary of VKAC
                        Holding. Vice President and Secretary of the funds in
                        the Fund Complex and certain open-end and closed-end
                        investment companies advised by the Adviser and Asset
                        Management. Director of ICI Mutual Insurance Co., a
                        provider of insurance to members of the Investment
                        Company Institute.
William R. Rybak......  Executive Vice President and Chief Financial Officer
  One Parkview Plaza    of VKAC since February 1993. Treasurer of VKAC
  Oakbrook Terrace, IL  Holding through December 1993 and Chief Financial
  60181                 Officer of VKAC Holding through October 1996.
                        Executive Vice President, Chief Financial Officer and
                        a Director of the Distributor, the Adviser, Asset
                        Management, Management Inc. and Van Kampen American
                        Capital Recordkeeping Services, Inc. Executive Vice
                        President and Chief Financial Officer of Advisors
                        Inc., Van Kampen American Capital Exchange
                        Corporation, Van Kampen American Capital Trust
                        Company, ACCESS, Van Kampen American Capital
                        Insurance Agency of Illinois, Inc. and American
                        Capital Contractual Services, Inc. Director of
                        Alliance Bancorp, a savings and loan holding company,
                        and prior to February 1997, Chairman of the Board of
                        Hinsdale Financial Corp., a savings and loan holding
                        company.
Peter W. Hegel........  Executive Vice President of the Adviser, Management
  One Parkview Plaza    Inc. and Advisors Inc. Executive Vice President and
  Oakbrook Terrace, IL  Director of Asset Management. Vice President of the
  60181                 funds in the Fund Complex and open-end investment
                        companies advised by the Adviser and Asset
                        Management.
Alan T. Sachtleben....  Executive Vice President of the Adviser, Management
  2800 Post Oak Blvd.   Inc. and Advisors Inc. Executive Vice President and a
  Houston, TX 77056     Director of Asset Management. Vice President of funds
                        in the Fund Complex and certain open-end investment
                        companies advised by the Adviser and Asset
                        Management.
Jeffrey W. Maillet....  Senior Vice President of the Adviser, Asset
  One Parkview Plaza    Management and Management Inc. Vice President and
  Oakbrook Terrace, IL  Portfolio Manager of the Fund.
  60181

  The following table sets forth the trustees and officers of the Fund who are also officers of the Adviser.

                NAME                             POSITIONS WITH THE FUND
                ----                             -----------------------
Dennis J. McDonnell..................  Trustee and President
Peter W. Hegel.......................  Vice President
Jeffrey W. Maillet...................  Vice President and Portfolio Manager
Curtis W. Morell.....................  Vice President and Chief Accounting Officer
Ronald A. Nyberg.....................  Vice President and Secretary
Edward C. Wood III...................  Vice President and Chief Financial Officer
John L. Sullivan.....................  Treasurer
Tanya M. Loden.......................  Controller
Nicholas Dalmaso.....................  Assistant Secretary
Huey P. Falgout, Jr..................  Assistant Secretary
Scott E. Martin......................  Assistant Secretary
Weston B. Wetherell..................  Assistant Secretary
Steven M. Hill.......................  Assistant Treasurer
M. Robert Sullivan...................  Assistant Controller

  The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund, but are all officers of the Adviser, Asset Management, the Distributor, VKAC or their affiliates and receive compensation in such capacities.

NON-ADVISORY AGREEMENTS

  The Fund has entered into other agreements with the Adviser, VKAC or their affiliates, as set forth below. These agreements do not need to be voted on by the shareholders of the Fund at the Meeting. The Adviser currently anticipates that the services provided to the Fund pursuant to these agreements will continue to be provided after the proposed New Advisory Agreement is approved.

  Offering Agreement. The Fund has entered into an offering agreement with Van Kampen American Capital Distributors, Inc. (the "Distributor") pursuant to which the Distributor, as principal underwriter, purchases shares for resale to the public, either directly or through securities dealers. The address of the Distributor is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. In connection with their consideration of the Merger, the Board of Trustees considered the affects of the Merger on the Distributor and the ability of the Distributor to continue distributing the shares of the Fund. The new offering agreement between the Fund and the Distributor is substantially similar to the current offering agreement, except that the new offering agreement designates certain officers of the Distributor and the officers of the Fund to be essential personnel with respect to the operations of the Fund. The Distributor may not make any material or significant personnel changes or replace any essential personnel or materially change the responsibilities or duties of any essential personnel prior to the first anniversary of the agreement without first informing the

Board of Trustees in a timely manner. In addition, the Distributor may not offer or distribute shares of any investment companies other than the Fund without the prior approval of the Board of Trustees. The Distributor may not change its name without the prior consent of the Board of Trustees.

  Transfer Agency Agreement. The Fund has entered into a Transfer Agency Agreement with ACCESS pursuant to which ACCESS provides transfer agency and dividend disbursing services for the Fund. The address of ACCESS is 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153. For its services, ACCESS charges the Fund a fee that is determined in accordance with a cost allocation model developed in conjunction with, and periodically reviewed by, Coopers & Lybrand LLP. The model allocates among the Fund and other participating investment companies ACCESS' cost of providing the funds with transfer agency services, plus a profit margin approved by the Board of Trustees. The allocation is based upon a number of factors including the number of shareholder accounts per fund, the number and type of shareholder transactions experienced by each fund and other factors. In connection with their consideration of the Merger, the Board of Trustees considered the effects of the Merger on ACCESS and the ability of ACCESS to continue to provide transfer agency and dividend disbursing services to the Fund. The new Transfer Agency Agreement between the Fund and ACCESS is substantially similar to the current Transfer Agency Agreement, except that the new Transfer Agency Agreement designates certain officers of the transfer agent and the officers of the Fund to be essential personnel. ACCESS may not make any material or significant personnel changes or replace any essential personnel or materially change their duties and responsibilities prior to the first anniversary of the agreement without first informing the Board of Trustees in a timely manner. Under the Transfer Agency Agreement, the Fund paid ACCESS the amount of $3,848,327 for its most recently completed fiscal year.

  Administration Agreement. The Fund has entered into an administration agreement (the "Administration Agreement") with the Distributor pursuant to which the Distributor (or an affiliate) provides certain administrative services to the Fund. Pursuant to the Administration Agreement, the Fund pays to the Distributor a fee based on the Fund's average weekly managed assets at the annualized rate of 0.25%. Under the Administration Agreement, the Fund paid the Distributor the amount of $9,614,696 for its most recently completed fiscal year.

  Fund Accounting Agreement. The Fund has entered into a Fund Accounting Agreement with the Adviser, and currently receives all accounting services through its Adviser. The Fund shares equally, together with the other mutual funds advised and distributed by the Adviser, the Distributor and their affiliates, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by each fund based proportionally upon their respective net assets.

  Legal Services Agreement. The Fund has entered into a Legal Services Agreement pursuant to which VKAC provides legal services, including without limitation maintenance of the Fund's minute books and records, preparation and oversight of the Fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and equipment necessary to render such services. VKAC also provides legal services for certain other Van Kampen American Capital investment companies, some of which do not currently reimburse VKAC for the provision of such services. VKAC allocates 50% of its costs equally to the Fund or other investment companies and the remaining 50% of such costs are allocated to the Fund or other investment companies based on specific time allocations, or in the event services are attributable only to types of investment companies (i.e. closed-end or open-end), the relative amount of time spent on each type of investment companies and then further allocated among investment companies of that type based upon their respective net asset values. Under the Legal Services Agreement, the Fund paid VKAC the amount of $38,823 for its most recently completed fiscal year.

SHAREHOLDER INFORMATION

  As of April 14, 1997, the trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund. As of April 14, 1997, certain trustees owned, directly or beneficially, the number of Shares of the Fund as follows: David Arch, 1,051; Dennis McDonnell, 770; and Wayne Whalen, 1,511. At such date the "interested persons" of the Fund, as a group, owned an aggregate of less than 5% of the outstanding shares of the Fund.

  The number of the Fund's outstanding Shares as of April 14, 1997 was 598,473,607. No shareholders, to the knowledge of the Fund, owned beneficially more than 5% of a class of the Fund's outstanding Shares as of April 14, 1997.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  MSDWD or its affiliates will pay for the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement. As described in Proposal 2 herein, the Fund will reimburse expenses associated with such proposal in the event and to the extent the Fund experiences benefits of economies of scale during the first three years following the Conversion. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser, VKAC, ACCESS or by dealers or their representatives or by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $390,000.

------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  As a general matter, the Fund does not hold regular meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Fund should send such proposal to the Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject such Fund to additional expense.

  The Fund's most recent annual report and the most recent semi-annual report succeeding the annual report are hereby incorporated by reference in their entirety into this Proxy Statement. A shareholder may obtain copies of such reports upon request by calling 1-800-341-2911 or by writing to the Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary
April 23, 1997

                                                                         ANNEX A

  The table below sets forth, for each investment company advised by the Adviser, the number of such fund's outstanding shares, such fund's net assets and the rate at which it compensates the Adviser for investment advisory services. Funds for which the Adviser has waived or reduced its compensation are marked by an "*". There can be no assurance that the Adviser will continue such waiver or reduction.

                                                      NUMBER OF         NUMBER OF
                                                    COMMON SHARES    PREFERRED SHARES
                                                     OUTSTANDING       OUTSTANDING        NET ASSETS
                                                        AS OF             AS OF             AS OF                 ANNUAL
                                                      APRIL 14,         APRIL 14,         APRIL 14,            ADVISORY FEE
                         FUNDS                           1997              1997              1997                SCHEDULE
                         -----                      -------------    ----------------     ----------           ------------
I. ADVISORY AGREEMENT BETWEEN THE ADVISER AND
  THE FUND
     Van Kampen American Capital Prime Rate Income
      Trust.......................................    598,473,607            N/A        $5,970,030,121   First $4.0 Billion .950%
                                                                                                         Next $3.5 Billion .900%
                                                                                                         Next $2.5 Billion .875%
                                                                                                         Over $10.0 Billion .850%
II. ADVISORY AGREEMENTS BETWEEN THE ADVISER AND
   OTHER CLOSED-END FUNDS
A.   Van Kampen American Capital Investment Grade
      Municipal Trust.............................      4,839,000            250        $   74,199,561             .600%
     Van Kampen American Capital Trust for Insured
      Municipals..................................      9,648,688          1,800        $  244,564,209
     Van Kampen American Capital Municipal Income
      Trust.......................................     28,227,514            330        $  438,770,639
     Van Kampen American Capital California
      Municipal Trust.............................      3,213,291            400        $   52,394,670
B.   Van Kampen American Capital Trust for
      Investment Grade Municipals.................     27,013,149          5,300        $  700,870,502             .650%
     Van Kampen American Capital Trust for
      Investment Grade California Municipals......      4,619,242            900        $  119,174,629
     Van Kampen American Capital Trust for
      Investment Grade New York Municipals........      6,200,986          1,200        $  160,490,070
     Van Kampen American Capital Trust for
      Investment Grade Pennsylvania Municipals....      7,420,970          1,400        $  192,003,872
     Van Kampen American Capital Trust for
      Investment Grade Florida Municipals.........      4,137,306            800        $  109,036,402

                                                      NUMBER OF         NUMBER OF
                                                    COMMON SHARES    PREFERRED SHARES
                                                     OUTSTANDING       OUTSTANDING       NET ASSETS
                                                        AS OF             AS OF            AS OF               ANNUAL
                                                      APRIL 14,         APRIL 14,        APRIL 14,          ADVISORY FEE
                         FUNDS                           1997              1997             1997              SCHEDULE
                         -----                      -------------    ----------------    ----------         ------------
     Van Kampen American Capital Trust for
      Investment Grade New Jersey Municipals......      3,925,373            800        $104,436,247   .650%
     Van Kampen American Capital Municipal
      Opportunity Trust...........................     15,352,890          3,000        $391,978,159
     Van Kampen American Capital Advantage
      Municipal Income Trust......................     19,106,785          3,800        $481,440,438
     Van Kampen American Capital Advantage
      Pennsylvania Municipal Income Trust.........      4,361,902            800        $110,907,277
     Van Kampen American Capital New Jersey Value
      Municipal Income Trust......................      2,499,940            500        $ 60,084,869
     Van Kampen American Capital Ohio Value
      Municipal Income Trust......................      1,681,438            300        $ 38,739,234
     Van Kampen American Capital Massachusetts
      Value Municipal Income Trust................      2,658,295            500        $ 62,681,807
     Van Kampen American Capital New York Value
      Municipal Income Trust......................      4,291,172            800        $100,222,797
     Van Kampen American Capital Strategic Sector
      Municipal Trust.............................     10,806,700          1,900        $238,966,336
     Van Kampen American Capital California Value
      Municipal Income Trust......................      6,029,844          1,200        $148,201,632
     Van Kampen American Capital Pennsylvania
      Value Municipal Income Trust................      4,468,924            900        $109,501,090
     Van Kampen American Capital Value Municipal
      Income Trust................................     23,555,115          4,500        $556,406,285
     Van Kampen American Capital Florida Municipal
      Opportunity Trust...........................      1,683,270            320        $ 22,936,086
     Van Kampen American Capital Municipal
      Opportunity Trust II........................     11,681,211          2,300        $272,508,703
     Van Kampen American Capital Advantage
      Municipal Income Trust II...................      8,168,211          1,600        $187,500,134
C.   Van Kampen American Capital Municipal
      Trust.......................................     36,270,470          6,000        $873,341,104   .700%
     Van Kampen American Capital California
      Quality Municipal Trust.....................      9,623,295          1,500        $231,610,324
     Van Kampen American Capital New York Quality
      Municipal Trust.............................      5,655,638            900        $135,502,915
     Van Kampen American Capital Pennsylvania
      Quality Municipal Trust.....................      8,153,254          1,300        $198,976,007
     Van Kampen American Capital Florida Quality
      Municipal Trust.............................      6,484,566          1,000        $155,697,006
     Van Kampen American Capital Ohio Quality
      Municipal Trust.............................      4,212,910            700        $104,886,266
     Van Kampen American Capital Select Sector
      Municipal Trust.............................      4,682,128          1,360        $ 93,101,836
D.   Van Kampen American Capital Intermediate Term
      High Income Trust...........................     13,710,760            588        $142,802,100   .750%
     Van Kampen American Capital Limited Term High
      Income Trust................................      8,109,000            900        $109,916,050

                                                                                         NET ASSETS
                                                                   NUMBER OF SHARES        AS OF                ANNUAL
                                                                   OUTSTANDING AS OF     APRIL 14,           ADVISORY FEE
                                FUNDS                               APRIL 14, 1997          1997               SCHEDULE
                                -----                              -----------------     ----------          ------------
III. ADVISORY AGREEMENTS BETWEEN THE ADVISER AND OPEN-END FUNDS
A.   Van Kampen American Capital California Insured Tax Free
      Fund.......................................................         9,646,097    $  163,334,836   First $100 Million
                                                                                                        .500%
                                                                                                        Next $150 Million .450%
                                                                                                        Next $250 Million .425%
                                                                                                        Over $500 Million .400%
B.   Van Kampen American Capital Insured Tax Free Income Fund....        69,155,642    $1,289,795,159   First $500 Million
                                                                                                        .525%
                                                                                                        Next $500 Million .500%
                                                                                                        Next $500 Million .475%
                                                                                                        Over $1.5 Billion .450%
C.   Van Kampen American Capital Tax Free High Income Fund.......        60,457,824    $  861,393,223   First $500 Million
                                                                                                        .500%
     Van Kampen American Capital Municipal Income Fund*..........        64,107,315    $  959,978,437   Over $500 Million .450%
     Van Kampen American Capital Intermediate Term Municipal
      Income Fund*...............................................         3,299,006    $   33,196,241
     Van Kampen American Capital Florida Insured Tax Free Income
      Fund*......................................................         2,884,810    $   42,443,535
D.   Van Kampen American Capital New Jersey Tax Free Income
      Fund*......................................................         1,204,064    $   17,472,239   First $500 Million
                                                                                                        .600%
     Van Kampen American Capital New York Tax Free Income
      Fund*......................................................         1,373,760    $   20,233,852   Over $500 Million .500%
     Van Kampen American Capital Pennsylvania Tax Free Income
      Fund.......................................................        15,696,014    $  268,599,884
E.   Van Kampen American Capital High Yield Fund*................        40,814,295    $  392,912,646   First $500 Million
                                                                                                        .750%
                                                                                                        Over $500 Million .650%
F.   Van Kampen American Capital Short-Term Global Income Fund...        13,128,649    $   97,896,782   .550%
G.   Van Kampen American Capital Strategic Income Fund...........         9,257,872    $  114,928,876   First $500 Million
                                                                                                        .750%
     Van Kampen American Capital Growth Fund.....................         6,567,983    $  100,867,384   Next $500 Million .700%
     Van Kampen American Capital Value Fund......................           104,821    $    1,269,204   Over $1 Billion .650%
     Van Kampen American Capital Aggressive Growth Fund..........        18,619,629    $  152,058,318

                                                                                         NET ASSETS
                                                                   NUMBER OF SHARES        AS OF                ANNUAL
                                                                   OUTSTANDING AS OF     APRIL 14,           ADVISORY FEE
                                FUNDS                               APRIL 14, 1997          1997               SCHEDULE
                                -----                              -----------------     ----------          ------------
H.   Van Kampen American Capital Utility Fund....................         8,741,353    $  130,376,971   First $500 Million
                                                                                                        .650%
                                                                                                        Next $500 Million .600%
                                                                                                        Over $1 Billion .550%
I.   Van Kampen American Capital U.S. Government Fund............       197,602,466    $2,787,212,993   First $500 Million
                                                                                                        .550%
                                                                                                        Next $500 Million .525%
                                                                                                        Next $2 Billion .500%
                                                                                                        Next $2 Billion .475%
                                                                                                        Next $2 Billion .450%
                                                                                                        Next $2 Billion .425%
                                                                                                        Next $2 Billion .400%
J.   Van Kampen American Capital Tax Free Money Fund*............        35,320,568    $   35,295,356   First $500 Million
                                                                                                        .500%
                                                                                                        Next $500 Million .475%
                                                                                                        Next $500 Million .425%
                                                                                                        Over $1.5 Billion .375%
K.   Van Kampen American Capital Great American Companies Fund...           101,964    $    1,233,948   First $500 Million
                                                                                                        .700%
     Van Kampen American Capital Prospector Fund.................           104,019    $    1,228,624   Next $500 Million .650%
L.   Van Kampen American Capital Foreign Securities Fund.........            96,305    $      949,974   N/A(1)

---------------
(1) This Fund does not charge an advisory fee; shares of the Fund are held by other funds advised by Advisory Corp. or Asset Management. Assets of the fund also are reflected in the assets of such other funds.

                                                                         ANNEX B

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT, dated as of             , 1997 (the
"Agreement"), by and between VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST (the "Fund"), a Massachusetts business trust (the "Trust"), and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. (the "Adviser"), a Delaware corporation.

  1. (a) RETENTION OF ADVISER BY FUND. Subject to the terms and conditions set forth herein, the Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Adviser.

  (b) ADVISER'S ACCEPTANCE OF EMPLOYMENT. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

  (c) ESSENTIAL PERSONNEL. For a period of one year commencing on the effective date of this Agreement, the Adviser and the Fund agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the Adviser and (ii) each director, officer and employee of the Adviser or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the Fund (each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the Fund and the Fund's shareholders. In connection with the Adviser's acceptance of employment hereunder, the Adviser hereby agrees and covenants for itself and on behalf of its Affiliates that neither the

Adviser nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner. In addition, neither the Adviser nor any Affiliate of the Adviser shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner.

  (d) INDEPENDENT CONTRACTOR. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

  (e) NON-EXCLUSIVE AGREEMENT. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

  2. (a) FEE. For the services and facilities described in Section 1, the Fund will accrue daily and pay to the Adviser at the end of each calendar month an investment management fee computed based on a fee rate (expressed as a percentage per annum) applied to the average daily net assets of the Fund as follows:

                                                   FEE PERCENTAGE PER
                 AVERAGE DAILY                      ANNUM OF AVERAGE
                  NET ASSETS                        DAILY NET ASSETS
                 -------------                     ------------------
First $4.0 billion.............................        .950 of 1%
Next $3.5 billion..............................        .900 of 1%
Next $2.5 billion..............................        .875 of 1%
Over $10.0 billion.............................        .850 of 1%

  (b) DETERMINATION OF NET ASSET VALUE. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on the last day the Exchange is open for trading in each calendar week or such other time or times as the trustees may determine in accordance with the provisions of applicable law and the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each such day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

  (c) PRORATION. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

  3. EXPENSES. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Adviser), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares of the New York Stock Exchange or other exchange, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law.

  4. INTERESTED PERSONS. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

  5. LIABILITY. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

  6. (a) TERM. This Agreement shall become effective on the date hereof and shall remain in full force until May 31, 1999 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually, in the manner required by the 1940 Act.

  (b) TERMINATION. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

  (c) PAYMENT UPON TERMINATION. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

  7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not thereby affected.

  8. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  9. DISCLAIMER. The Adviser acknowledges and agrees that, as provided by
Section 5.5 of the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

  10. GOVERNING LAW. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the choice-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

  11. NAME. In connection with its employment hereunder, the Adviser hereby agrees and covenants not to change its name without the prior consent of the Board of Trustees of the Fund.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

VAN KAMPEN AMERICAN                          VAN KAMPEN AMERICAN
CAPITAL PRIME RATE                           CAPITAL INVESTMENT
INCOME TRUST                                 ADVISORY CORP.



By:                                          By:
-------------------------------              -------------------------------

Name:                                        Name:
---------------------------                  ---------------------------

Title:                                       Title:
-----------------------------                -----------------------------

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                               [PASTE VKAC LOGO]

                                                                      PRIME

           [X] PLEASE MARK
               VOTES AS IN
               THIS EXAMPLE

                                     FORM OF PROXY
                  VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

                            SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of common shares of VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints Dennis J. McDonnell, Ronald A. Nyberg and Edward C. Wood III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, May 28, 1997 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   The proposal to approve a new investment advisory agreement;  FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                 2.   The proposal to approve adding a new fundamental investment   FOR    AGAINST   ABSTAIN
                      policy modifying existing fundamental investment policies     [ ]      [ ]       [ ]
                      and restrictions and a corresponding conversion to a
                      master-feeder structure in the future.
                 3.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON MAY 28, 1997.

                                                Date                      , 1997
                                                    ------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

                 TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Management Review......................   4
Portfolio of Investments.........................   6
Statement of Assets and Liabilities..............  14
Statement of Operations..........................  15
Statement of Changes in Net Assets...............  16
Statement of Cash Flows..........................  17
Financial Highlights.............................  18
Notes to Financial Statements....................  19
Independent Accountants' Report..................  24

PRIT ANR 9/96

                             LETTER TO SHAREHOLDERS


September 15, 1996

Dear Shareholder,
       As you may be aware, an
agreement was reached in late June for
VK/AC Holding Inc., the parent company
of Van Kampen American Capital, Inc.,
to be acquired by Morgan Stanley Group
Inc. While this announcement may appear
commonplace in an ever-changing                         [PHOTO]
financial industry, we believe it
represents an exciting opportunity for
shareholders of our investment
products.
       With Morgan Stanley's global
leadership in investment banking and
asset management and Van Kampen
American Capital's reputation for        DENNIS J. MCDONNELL AND DON G. POWELL
competitive long-term performance and
superior investor services, together we will offer a broader range of investment opportunities and expertise.
       The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. We expect little change in the way your mutual fund account is maintained and serviced.
       A proxy was mailed to you explaining the acquisition and asking for your vote of approval. Please read it carefully and return your response for inclusion in the shareholder vote. We value our relationship with you and look forward to communicating more details of this transaction, which is anticipated to be completed in October.

ECONOMIC REVIEW
       Economic growth accelerated during the last half of the reporting period. After a nominal 0.3 percent growth rate in the last quarter of 1995, GDP (the nation's Gross Domestic Product) grew at 2.0 percent in this year's first quarter. In the second quarter, the rate of growth was much stronger at 4.2 percent, reflecting positive consumer sentiment and pent-up consumer demand. In fact, upward momentum was marked by a 5.6 percent rise in retail sales in the first six months of this year versus the comparable 1995 period.
       In the manufacturing sector, economic reports such as the National Association of Purchasing Managers Index suggested a continued rebound in production from last year's lower levels. In June, this index reached its highest level since early 1995. Strong levels of exports and a replenishing of inventories have helped support this momentum.
       Surprisingly healthy economic activity led to concerns that inflation could rise and that the Federal Reserve Board may tighten monetary policy. Inflation remains moderate, however, with consumer prices rising at about a 3 percent annual rate during the past year. Meanwhile, the closely watched "core" Consumer Price Index, which excludes volatile food and energy components, has risen year over year at rates between 2.7 and 3.0 percent per year, with mid-1996 readings at a moderate 2.7 percent. Additionally, recent reports have suggested some upward pressure in labor-related cost, a key factor in the Fed's decision process for determining interest rate moves.

                                                           Continued on page two

MARKET REVIEW

       Our nation's continued economic resilience over the last 12 months has spurred record corporate demand for bank loans, as well as other capital market products. Over this period, leveraged corporate loans of the type in which the Trust invests grew by an estimated $121 billion. Also contributing to this market's strength has been a general improvement in corporate credit fundamentals, which likewise benefit from solid economic activity.
       You can read about this--and other factors--affecting the Prime Rate Income Trust in the question and answer section of this report.

OUTLOOK

       We anticipate that reasonably strong economic growth will continue during the balance of 1996. In our view, inflation should remain stable, and the sharp rise in interest rates experienced in the first half of 1996 is likely to moderate economic growth. These factors should keep interest rates at their current levels.
       Looking ahead, we expect inflation and short-term rates to remain near current levels. Throughout the rest of 1996, we expect that corporate earnings will continue to be healthy.
       We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JULY 31, 1996

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

 TOTAL RETURNS
One-year total return(1)...................................      7.22%
Five-year average annual total return(1)...................      6.99%
Life-of-Trust average annual total return(1)...............      7.74%
Commencement date..........................................   10/04/89
Distribution rate(2).......................................      6.80%

 SHARE VALUATIONS

Net asset value on 07/31/96................................     $10.00
One-year high net asset value..............................     $10.05
One-year low net asset value...............................     $10.00

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.

(2) Distribution rate is based upon the offering price and the monthly annualized distributions of the Trust as of July 25, 1996.

Past performance does not guarantee future results. Distribution rates and net asset value may fluctuate with market conditions. Trust shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Trust and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Trust's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

                          PORTFOLIO MANAGEMENT REVIEW
              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST
We recently spoke with the portfolio manager of the Van Kampen American Capital Prime Rate Income Trust about the key events and economic forces that shaped the markets during the Trust's fiscal year. The Trust's portfolio manager, Jeffrey
W. Maillet, senior vice president of Van Kampen American Capital Investment Advisory Corp., has been responsible for the day-to-day management of the Trust's portfolio since its inception. The following excerpts reflect his views on the Trust's performance during the 12-month period ended July 31, 1996.

   Q  HOW HAVE MARKET CONDITIONS AFFECTED THE PERFORMANCE OF THE TRUST?

   A The interest rate environment has an impact on the Trust's dividend, of course. All of the loans in the portfolio pay interest at a floating or variable rate tied to key lending rates, such as the prime rate or LIBOR
(London Interbank Offered Rate). When interest rates fluctuate, so has the dividend level paid out by the Trust. For instance, as short-term interest rates continued to trend lower during the first half of 1996, the Trust's dividend was reduced accordingly on three separate occasions--February, April, and May. Nevertheless, the Trust's distribution rate-- 6.80 percent (2), as of July 25, 1996--was competitive with the prevailing rates available on more traditional fixed-income investments. And, effective August 24, 1996, the Trust's monthly dividend was increased from $0.0567 to $0.0584, providing shareholders with a distribution rate of 7.00 percent, based upon the offering price of $10.01 on August 23, 1996. Please refer to the chart on page three for additional performance results.
    Over the past 12 months, we've had an outstanding environment for investing in senior loans. The strength of the economy has made it easier for corporations to service their debt, which has translated into low default levels and a strong rate of prepayment on the loans held by the Trust. As a result, we've had a fairly high turnover rate within the portfolio.
    At the same time, financing activity has been quite high, as illustrated by the volume within the syndicated leveraged loan market of more than $101 billion in 1995 alone. Secondary trading volume has also grown steadily, reaching $33.8 billion in 1995 and attracting major market participants, such as Morgan Stanley, Goldman Sachs, Lehman Brothers, Citibank, Bank of America, and Bankers Trust. However, the loan market should still be considered relatively illiquid.

   Q  HAS THE STRUCTURE OF THE PORTFOLIO CHANGED SIGNIFICANTLY?

   A No. We continued to allocate the Trust's assets over a wide cross-section of American business. The portfolio is currently spread out over more than 200 issuers representing over 20 industries. Maintaining a varied portfolio has contributed to the relative stability of the Trust's net asset value by diluting the impact of any adverse occurrence associated with any single loan. In fact, not one of the loans we hold constitutes more than 2.3 percent of the Trust's net assets.
    That's not to say that the Trust is devoid of risk. Because we're investing in a concentration of non-investment grade corporate debt, which are senior loans to corporations, we are diligent in our evaluation of the credit risk involved in each transaction we pursue. In some cases, that's easy: many of the loans we've had in the portfolio were made to large, well-established companies, such as Westinghouse Electric, Revlon, and Northwest Airlines. In other cases, when we select smaller, more growth oriented companies, our research must be even more thorough.
    In general, we feel we've done a good job of balancing risk and reward potential, achieving a solid return with a relatively low rate of volatility. Also, of the 772 loans we've held during the life of the Trust, only 10 have had payment default. There is no guarantee that the monies to which the Trust is entitled will be paid, and the loans may have equal status with other senior securities of the borrower.
    We continue to favor industries where trends suggest a favorable environment over the long term. The manufacturing sector has produced strong 1996 year-to-date results, driven by productivity improvements from modernized operations. The cable communications industry is still enjoying high subscriber growth rates and double-digit cash flow growth, enabling firms to make capital investments that will shore up their ability to compete in a changing marketplace. Radio and television broadcasting continues to benefit from a favorable advertising environment, bolstered by the summer Olympics and the upcoming election season. In addition, changing telecommunications laws have increased the valuation of many holdings in this sector.

TOP 10 PORTFOLIO HOLDINGS BY SECTOR                                AS OF                           AS OF
   AS A PERCENT OF VARIABLE RATE SENIOR LOAN INTERESTS         JULY 31, 1996                  JANUARY 31, 1996
Manufacturing ................................................     13.0%    ...................    13.4%
Cable ........................................................     12.3%    ...................     8.2%
Radio and Television Broadcasting ............................      9.2%    ...................     8.8%
Paper ........................................................      7.9%    ...................     9.3%
Retail .......................................................      7.8%    ...................     9.8%
Food/Beverage ................................................      7.6%    ...................     6.5%
Food Stores ..................................................      7.2%    ...................     7.7%
Entertainment/Leisure ........................................      4.5%    ...................     6.4%
Wireless Communications ......................................      4.2%    ...................     3.6%
Healthcare ...................................................      3.7%    ...................     2.0%

   Q  WHAT IS YOUR ASSESSMENT OF THE TRUST'S PERFORMANCE OVER THE PAST FISCAL
      YEAR?

   A The Trust has continued to perform according to its investment objective, having provided a high level of current income consistent with preservation of capital. The Trust's net asset value (NAV) fluctuated within a five-cent range during the reporting period, and as of July 31, 1996, the NAV was $10.00--equal to the original offering price. Taking into account the Trust's dividend distributions, the total return for the 12-month period was 7.22 percent(1) (at NAV). For a look at the Trust's three-year, five-year, and Life-of-Trust total return, please refer to the chart on page three.
    We believe the Trust has performed well for investors seeking a high level of current income and preservation of capital. In our opinion, the concept on which the Trust is based--professional management of a varied portfolio of primarily senior collateralized loans--has been proven in practice to date. The Trust has achieved equally strong performance during periods of major upheaval and uncertainty in the marketplace, including the savings and loan crisis, the collapse of the Exchange Rate Mechanism in Europe, fluctuating interest rates, and good and bad stock markets. That's what we see as the true measure of the Trust's validity as a long-term investment. Of course, there is no guarantee that if similar events occur in the future, the Trust will perform as favorably. Although the Trust has done what it set out to do, every year since inception (October 1989), a portfolio of senior loans does involve credit risk and other risks that may not be associated with alternative investments.

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A We're generally bullish on the domestic economy. The longer interest rates stay low, the more momentum the economy stands to gain. For that reason, we would not be surprised to see a move by the Federal Reserve Board to raise interest rates before the year ends.
    While higher interest rates might not be good news for the stock market, they would give the Trust more earnings potential. In addition, if higher rates were to trigger a setback in the equity market, lower market valuation could lead to an increase in merger and acquisition activity. Because this activity is often financed by senior loans of the type in which the Trust invests, we would then see an even greater range of investment opportunities.
    We anticipate on-going domestic economic growth, which will positively affect the Trust, and we will remain selective and conservative in our choice of investments for the Trust's portfolio.

[SIG]

Jeffrey W. Maillet
Portfolio Manager

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE** SENIOR LOAN INTERESTS
            AEROSPACE/DEFENSE  1.8%
$  14,604   Alliant Techsystems, Inc., Term Loan -- Manufacturer of ordnance,
            composite metals.........................................................       03/15/01          $   14,649
   10,205   Grimes Aerospace Co., Term Loan -- Airplane electronics manufacturer.....       12/31/99              10,483
    3,237   Grimes Aerospace Co., Revolving Credit...................................       12/31/99               3,380
   19,800   Gulfstream Delaware Corp., Term Loan -- Aircraft manufacturer............       03/31/98              19,786
    9,611   Howmet Acquisition Co., Term Loan -- Manufacturer of aerospace
            supplies................................................................. 11/20/02 to 05/20/03         9,641
   21,151   Northrop Grumman Corp., Term Loan -- Manufacturer and contractor of
            defense aircraft and electronic systems..................................       03/02/02              21,319
    9,325   Tracor, Inc., Term Loan -- Manufacturer of electronic systems and devices
            for the defense and aerospace industries................................. 10/31/00 to 04/30/01         9,351
                                                                                                              ----------
                                                                                                                  88,609
                                                                                                              ----------
            BUILDING/HOUSING  2.1%
   59,950   National Gypsum Co., Term Loan -- Wallboard manufacturer.................       09/20/03              60,054
   19,760   PrimeCo, Inc., Term Loan -- Equipment leasing............................       12/31/00              19,783
    3,333   RSI Home Products, Inc., Term Loan -- Bath and kitchen cabinet
            manufacturer.............................................................       11/30/99               3,361
   19,833   Walter Industries, Inc., Term Loan -- Home builder.......................       01/22/03              19,863
                                                                                                              ----------
                                                                                                                 103,061
                                                                                                              ----------
            CABLE  11.0%
    9,368   Adelphia Cable Partners, L.P., Revolving Credit -- Cable television
            operator.................................................................       12/31/03               9,388
    3,507   Alexcom Limited Partnership, Term Loan -- Cellular telephone systems
            operator.................................................................       06/30/20               3,506
   12,000   Cablevision of Ohio, Term Loan -- Cable television owner/operator........       12/31/05              12,017
   70,000   Charter Communications, Term Loan -- Cable television systems operator... 12/31/03 to 12/31/04        70,322
   42,500   Chelsea Communications, Inc., Term Loan -- Cable television systems
            operator.................................................................       09/30/04              42,625
   21,500   Classic Cable, Inc., Term Loan -- Cable television systems operator......       06/30/05              21,658
   16,830   Coaxial Communications of Central Ohio, Term Loan -- Cable television
            systems operator.........................................................       12/31/99              16,722
   52,861   Colony Communications, Revolving Credit -- Cable television operator.....       09/30/04              53,017
   26,625   Comcast MH Holdings, Term loan -- Cable television systems operator......       12/31/03              26,681
   45,789   Continental Cablevision, Revolving Credit -- Cable television systems
            operator.................................................................       10/10/03              45,900
    3,281   CSG Systems International, Inc., Term Loan -- Communications management
            consultant...............................................................       12/31/00               3,285
   38,000   Falcon Cable Media, Term Loan -- Cable television systems operator.......       07/11/05              38,074
   26,500   Frontiervision Operating Partners, L.P., Term Loan -- Cable television
            operator.................................................................       06/30/05              26,639
    6,650   James Cable Partners, L.P., Term Loan -- Cable television systems
            operator.................................................................       06/30/00               6,716
      200   James Cable Partners, L.P., Revolving Credit.............................       06/30/00                 209
    6,250   Lenfest Communications, Term Loan -- Cable television operator...........       09/30/03               6,325
   60,313   Marcus Cable Operating Co., L.P., Term Loan -- Cable television systems
            operator................................................................. 12/31/02 to 04/30/04        60,874
    2,500   Marcus Cable Operating Co., L.P., Revolving Credit.......................       12/31/02               2,657
    8,711   Maryland Cable, Term Loan -- Cable television systems operator...........       12/31/02               8,717
    8,500   Northland Cable Television, Inc., Term Loan -- Cable television systems
            operator.................................................................       09/30/03               8,503
   47,500   TCI Pacific Communications, Term Loan -- Cable television services
            provider.................................................................       12/31/04              47,667
    6,964   TCI Southeast, Inc., Term Loan -- Cable television systems operator......       06/30/01               6,964
    2,657   TCI Southeast, Inc., Revolving Credit....................................       06/30/01               2,681
   10,000   UCA Corp., Revolving Credit -- Cable television operator.................       09/30/03              10,088
    3,334   Viacom Cablevision, Term Loan -- Cable television systems operator.......       07/01/02               3,345
                                                                                                              ----------
                                                                                                                 534,580
                                                                                                              ----------
            CHEMICAL  2.3%
    9,951   AEP Industries, Inc., Term Loan -- Manufacturer and converter of plastic
            products.................................................................       07/31/02               9,976
    9,250   Cedar Chemicals Corp., Term Loan -- Manufacturer of fertilizer...........       10/30/03               9,308
    6,429   Chattem, Inc., Term Loan -- Manufacturer and marketer of
            pharmaceuticals..........................................................       10/30/02               6,457
    8,887   Freedom Chemical Co., Term Loan -- Manufacturer of specialty chemicals...       06/30/02               8,820
    9,923   Hampshire Chemical Co., Term Loan -- Manufacturer of specialty
            chemicals................................................................       09/01/03               9,949

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            CHEMICAL (CONTINUED)
$  33,641   Huntsman Group Holding Corp., Term Loan -- Integrated chemical, plastic
            and packaging producer...................................................       12/31/02          $   33,688
   11,143   Huntsman Group Holding Corp., Revolving Credit...........................       12/31/02              11,171
    2,253   Rheox, Inc., Term Loan -- Chemical additives manufacturer................       12/31/97               2,218
    7,000   Texas Petrochemicals, Term Loan -- Processor of petrochemicals...........       06/30/04               7,024
   12,507   Thoro System Products, Inc., Term Loan -- Manufacturer of chemicals for
            construction industry....................................................       12/20/02              12,414
                                                                                                              ----------
                                                                                                                 111,025
                                                                                                              ----------
            ELECTRIC/ELECTRONICS  1.0%
   34,125   Berg Electronics, Inc., Term Loan -- Manufacturer of electronic
            connectors...............................................................       12/31/02              34,196
    1,950   Exide Electronics Group, Inc., Term Loan -- Manufacturer of
            uninterruptible power supply products....................................       03/13/01               1,958
    3,120   Exide Electronics Group, Inc., Revolving Credit..........................       03/13/01               3,141
    8,358   Rowe International, Inc., Term Loan -- Manufacturer of jukeboxes and
            electronic equipment.....................................................       12/31/96               7,940
                                                                                                              ----------
                                                                                                                  47,235
                                                                                                              ----------
            ENTERTAINMENT/LEISURE  4.1%
    3,452   DW Investment, Inc., Term Loan -- Communications and entertainment
            conglomerate.............................................................       08/09/00               3,459
    6,643   Fairways Group, L.P., Term Loan -- Multiple golf course owner/operator...       04/30/02               6,735
    6,000   H.E.C. Investments, Inc., Term Loan -- Fitness club operator.............       12/31/00               6,030
   30,000   Marvel Entertainment, Term Loan -- Children's magazine publisher.........       02/28/02              30,069
    8,500   Marvel IV Holdings, Revolving Credit -- Comic books, sports cards and
            outdoor equipment distributor............................................       06/03/99               8,741
   30,000   Metro-Goldwyn-Mayer, Term Loan -- Movie/television producer..............       04/15/97              30,101
   25,000   Orion Pictures Corp., Term Loan -- Theatrical production.................       06/30/01              25,188
    8,000   Panavision International, L.P., Term Loan -- Manufacturer and lessor of
            motion picture cameras and lenses........................................       03/31/04               8,040
   26,115   Six Flags Theme Parks, Term Loan -- Theme park operator..................       06/23/03              26,181
    8,333   TW Recreational Service, Term Loan -- Provider of food and services for
            state and national parks.................................................       09/30/02               8,394
    9,700   The U.S. Playing Card Co., Term Loan -- Manufacturer/distributor of
            playing cards............................................................       09/30/02               9,668
   34,901   Viacom, Inc., Term Loan -- Entertainment media/television programming....       07/01/02              34,977
                                                                                                              ----------
                                                                                                                 197,583
                                                                                                              ----------
            FINANCE  0.7%
    8,000   American Life Holding Co., Term Loan -- Life insurance company...........       04/15/03               8,012
    4,991   Ark Asset Holdings, Inc., Term Loan -- Institutional money manager.......       11/30/01               5,008
   12,500   Blackstone Capital Co., Term Loan -- Financial services company..........       01/13/97              12,500
    7,833   Conseco, Inc., Revolving Credit -- Life insurance company................       04/12/01               7,898
                                                                                                              ----------
                                                                                                                  33,418
                                                                                                              ----------
            FOOD/BEVERAGE  6.8%
   10,973   American Italian Pasta Co., Term Loan -- Pasta products producer.........       02/28/04              11,030
   11,720   Amerifoods, Inc., Term Loan -- Manufacturer of snack foods and bakery
            products................................................................. 12/31/97 to 06/30/02         9,999
    4,178   Edwards Baking Corp., Term Loan -- Manufacturer of bakery products....... 09/30/00 to 10/31/02         4,200
   22,687   Foodbrands America, Term Loan -- Manufacturer of food products........... 01/15/00 to 02/28/03        22,769
      473   Foodbrands America, Revolving Credit.....................................       01/15/00                 476
    4,888   Ghirardelli Holdings Corp., Term Loan -- Manufacturer of chocolate
            products.................................................................       03/30/03               4,940
    9,979   IM Stadium, Inc., Term Loan -- Sports stadium concessions................ 12/31/02 to 12/31/03        10,049
   14,943   Keebler Holding Corp., Term Loan -- Manufacturer and distributor of
            cookies and crackers..................................................... 07/31/03 to 07/31/04        14,961
    1,995   Mistic Brands, Inc., Revolving Credit -- Producer and marketer of
            carbonated and non-carbonated beverages..................................       09/30/99               2,042
    5,625   Mistic Brands, Inc., Term Loan...........................................       09/30/01               5,759
   18,905   President Baking Co., Inc., Term Loan -- Bread/bread products
            manufacturer.............................................................       12/30/02              18,857
   35,000   Rykoff-Sexton, Inc., Term Loan -- Distributor and manufacturer of food
            and related non-food products............................................ 10/31/02 to 04/30/03        35,106
   46,691   S.C. International Services, Term Loan -- In-flight food services........ 09/30/00 to 09/30/03        46,895
   14,165   Select Beverages, Inc., Term Loan -- Independent bottler................. 06/30/01 to 06/30/02        14,238

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            FOOD/BEVERAGE (CONTINUED)
$  68,298   Silgan Corp., Term Loan -- Manufacturer of food cans..................... 12/31/00 to 03/15/02    $   68,314
    4,805   Silgan Corp., Revolving Credit...........................................       12/31/00               4,805
   25,000   Stroh Brewery Co., Term Loan -- Beer producer and distributor............       06/30/03              25,135
    3,281   Tom's Foods, Inc., Term Loan -- Snack foods producer/distributor (d).....       12/31/98               1,968
   21,000   Van De Kamp's, Inc., Term Loan -- Frozen seafood processor/distributor... 04/30/03 to 09/30/03        21,084
    7,673   Windsor Quality Food, Term Loan -- Frozen food processor.................       12/31/01               7,710
                                                                                                              ----------
                                                                                                                 330,337
                                                                                                              ----------
            FOOD STORES  6.4%
    9,600   Big V Supermarkets, Inc., Term Loan -- Northeastern retail food chain
            operator.................................................................       03/15/00               9,596
   61,247   Bruno's, Inc., Term Loan -- Southeastern retail food chain operator...... 02/18/03 to 02/18/05        61,570
   12,935   Carr-Gottstein Foods, Term Loan -- Alaska based retail food chain
            operator.................................................................       12/31/02              12,949
   41,985   Dominick's Finer Foods, Inc., Term Loan -- Illinois based retail food
            chain operator........................................................... 03/31/02 to 09/30/03        42,240
   20,128   Grand Union Co., Term Loan -- New York based retail food chain
            operator.................................................................       06/15/02              20,131
    7,733   Harvest Foods, Inc., Term Loan -- Mississippi based retail food chain
            operator (d) (g).........................................................       06/30/02               7,051
   31,678   Pathmark Stores, Inc., Term Loan -- New Jersey based retail food chain
            operator................................................................. 07/31/98 to 10/31/99        31,604
    3,294   Ralph's Grocery Co., Revolving Credit -- Los Angeles, California based
            retail food chain operator...............................................       06/15/01               3,441
   47,786   Ralph's Grocery Co., Term Loan........................................... 06/15/01 to 02/15/04        47,976
   70,097   Smith Food & Drug Center, Term Loan -- Food and drug retailer............ 08/31/02 to 11/30/04        70,449
    6,684   Star Markets Co., Inc., Term Loan -- New England based retail food chain
            operator................................................................. 01/31/02 to 12/31/02         6,695
                                                                                                              ----------
                                                                                                                 313,702
                                                                                                              ----------
            FUEL RETAILER  0.1%
    3,721   Petro PSC Properties, L.P., Term Loan -- Multi-service truck-stop
            operator.................................................................       05/18/01               3,721
    3,048   Truckstops of America, Inc., Term Loan -- Interstate fueling stations
            operator.................................................................       12/10/00               3,014
                                                                                                              ----------
                                                                                                                   6,735
                                                                                                              ----------
            HEALTHCARE  3.3%
   60,000   Community Health Systems, Inc., Term Loan -- Provider of healthcare
            services................................................................. 12/31/03 to 12/31/05        60,290
   57,265   Dade International, Inc., Term Loan -- Medical equipment
            manufacturer/marketer.................................................... 12/31/01 to 12/31/04        57,543
      168   Dade International, Inc., Revolving Credit...............................       12/31/01                 184
   15,923   Graphic Controls Corp., Term Loan -- Manufacturer of medical equipment...       09/28/03              15,970
    7,542   Integrated Health Services, Inc., Revolving Credit -- Provider of
            post-acute healthcare services...........................................       06/30/02               7,746
   18,500   Merit Behavioral Corp., Term Loan -- Psychiatric hospital operator.......       10/06/03              18,565
                                                                                                              ----------
                                                                                                                 160,298
                                                                                                              ----------
            MANUFACTURING  11.6%
   12,406   Calmar, Inc., Term Loan -- Manufacturer of dispensing and spray
            products................................................................. 09/15/03 to 03/15/04        12,443
   21,400   Cambridge Industries, Inc., Term Loan -- Manufacturer of plastic
            components for autos..................................................... 05/17/02 to 05/17/04        21,577
    9,979   CBP Resources, Inc., Term Loan -- Manufacturer of animal feed
            ingredients..............................................................       09/30/03              10,035
   18,759   Collins & Aikman Products Co., Term Loan -- Manufacturer of auto
            interiors, home interiors and wallpapers.................................       12/31/02              18,756
    9,697   Dal-Tile Group, Inc., Revolving Credit -- Ceramic tile and floor covering
            manufacturer/retailer....................................................       01/09/98               9,697
   21,978   Desa International, Inc., Term Loan -- Diversified manufacturer of
            heaters, fireplaces, and specialty tools.................................       02/28/03              22,144
    9,321   Ebel USA, Inc., Term Loan -- Manufacturer of luxury time pieces..........       09/30/01               9,330
    6,038   Essex Group, Inc., Term Loan -- Manufacturer of electrical wire and
            cable....................................................................       04/30/00               6,048
    8,936   Fiberite, Inc., Term Loan -- Manufacturer of composite fibers............       12/31/01               8,977
   43,588   Furniture Brands International, Inc., Term Loan -- Manufacturer and
            marketer of furniture.................................................... 12/29/01 to 03/29/04        43,702
    7,821   The Hawk Group of Companies, Inc., Term Loan -- Manufacturer of powdered
            metals and friction materials............................................       06/30/02               7,857
   11,042   Health O Meter, Inc., Term Loan -- Manufacturer of small appliances......       08/15/01              10,982

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            MANUFACTURING (CONTINUED)
$  10,000   Hedstrom Corp., Term Loan -- Manufacturer of children's outdoor toys.....       04/27/01          $   10,039
   36,486   Hayes Wheels International, Inc., Term Loan -- Designer and manufacturer
            of car and truck wheels.................................................. 07/31/02 to 07/31/04        36,606
      239   Hayes Wheels International, Inc., Revolving Credit.......................       07/31/04                 239
    9,444   Hunt Manufacturing Co., Term Loan -- Manufacturer and distributor of
            office and art supplies..................................................       12/31/00               9,450
    9,941   Intermetro Industries Corp., Term Loan -- Manufacturer of metal/polymer
            storage products......................................................... 06/30/01 to 12/31/02         9,891
   36,124   International Wire Group, Term Loan -- Manufacturer of auto, appliance
            and communication wires.................................................. 09/30/02 to 09/30/03        36,242
   10,072   IPC, Inc., Term Loan -- Manufacturer of packaging materials..............       09/30/01              10,101
   29,501   Johnstown America, Term Loan -- Manufacturer of railcars.................       03/31/03              29,597
   29,878   K-Tec Holdings, Inc., Term Loan -- Manufacturer of telecommunications
            equipment................................................................ 02/01/03 to 02/01/04        29,961
   19,463   Lear Seating Corp., Revolving Credit -- Manufacturer of automobile and
            truck seat systems.......................................................       09/30/01              19,449
    8,982   Merkle-Korff Industries, Term Loan -- Manufacturer of electrical
            motors................................................................... 09/22/01 to 06/15/03         9,048
       53   Merkle-Korff Industries, Revolving Credit................................       09/22/01                  61
   15,772   M.W. Manufacturers, Term Loan -- Conglomerate............................       09/15/02              15,871
   11,709   National-Oilwell, L.P., Term Loan -- Oil equipment manufacturer..........       12/31/01              11,760
   11,967   Numatics, Inc., Term Loan -- Manufacturer of pneumatic fluid power
            equipment................................................................       12/31/03              12,059
    8,000   Personal Care Holdings, Term Loan -- Manufacturer and marketer of
            consumer products........................................................       04/03/03               8,074
    5,000   Precise Technology, Term Loan -- Custom injection molding company........       03/31/03               5,052
   10,000   RBX Corp., Term Loan -- Manufacturer of rubber products..................       12/31/03              10,025
    9,694   RTI Funding Corp., Term Loan -- Manufacturer of building blocks for
            children................................................................. 02/08/03 to 02/03/04         9,766
    1,111   Samsonite Corp., Term Loan -- Manufacturer of luggage....................       07/14/00               1,111
      556   Samsonite Corp., Revolving Credit........................................       07/14/00                 556
    7,000   Simmons Co., Term Loan -- Manufacturer and distributor of bedding........       03/31/03               7,028
   16,204   Spalding & Evenflo Cos., Inc., Term Loan -- Manufacturer of sporting
            goods.................................................................... 10/31/00 to 10/14/02        16,264
    6,700   Sportcraft, Ltd., Term Loan -- Supplier of branded sporting goods........       12/31/02               6,764
   10,559   Stanadyne Automotive, Term Loan -- Manufacturer of diesel injection
            devices and engine parts.................................................       12/31/01              10,589
   18,400   Thompson Minwax Co., Term Loan -- Manufacturer of wood stains and
            finishing products.......................................................       12/31/02              18,433
   15,621   T.K.G. Acquisition, Term Loan -- Office furniture manufacturer........... 02/28/02 to 08/31/03        15,684
   27,000   UCAR International, Inc., Term Loan -- Manufacturer of graphite/carbide
            electrodes...............................................................       12/31/02              27,050
    7,910   U.F. Acquisition, Term Loan -- Provider of fixtures and storage for
            retail stores............................................................       12/15/02               8,013
                                                                                                              ----------
                                                                                                                 566,331
                                                                                                              ----------
            PAPER  7.1%
    4,963   Crown Paper Co./Crown Vantage, Inc., Term Loan -- Producer of value-added
            paper products...........................................................       08/22/03               4,962
    4,750   CST Office Products, Inc., Term Loan -- Manufacturer and distributor of
            stock computer forms.....................................................       03/31/01               4,815
   66,278   Fort Howard Corp., Term Loan -- Paper manufacturer....................... 03/31/02 to 12/31/02        66,621
  113,319   Jefferson Smurfit Corp., Term Loan -- Corrugated paper products
            manufacturer............................................................. 04/30/01 to 10/31/02       113,463
   10,112   Mail-Well Corp., Term Loan -- Manufacturer of envelopes and graphic
            printers................................................................. 07/31/98 to 07/31/03        10,176
    1,042   Mail-Well SPX, Term Loan -- Manufacturer of envelopes and graphic
            printers.................................................................       07/31/03               1,047
    2,609   Mail-Well SPX, Revolving Credit..........................................       07/31/03               2,624
   29,787   S.D. Warren Co., Term Loan -- Coated-free paper manufacturer.............       04/26/04              29,850
   92,145   Stone Container Corp., Term Loan -- Paper products manufacturer.......... 04/01/00 to 10/01/03        92,212
   18,064   United Stationers Supply Co., Term Loan -- Distributor of office
            products.................................................................       03/31/02              18,129
                                                                                                              ----------
                                                                                                                 343,899
                                                                                                              ----------
            PERSONAL/NON-DURABLE  3.1%
   44,640   Mary Kay Cosmetics, Term Loan -- Direct cosmetic sales...................       12/06/02              44,714
   37,935   Playtex Products, Inc., Term Loan -- Manufacturer of beauty aid and
            hygiene products.........................................................       06/30/02              38,017
   55,000   Revlon Consumer Products Corp., Term Loan -- Manufacturer of cosmetics...       12/31/00              55,430
   11,000   Treasure Chest Advertising Co., Inc., Term Loan -- Advertising and
            information services.....................................................       12/31/01              11,000
                                                                                                              ----------
                                                                                                                 149,161
                                                                                                              ----------

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            PRINTING  2.0%
$  16,500   Advanstar Holdings, Inc., Term Loan -- Trade magazine publisher and trade
            show exhibitor...........................................................       12/21/03          $   16,594
   47,889   American Media Operations, Inc., Term Loan -- Magazine/newspaper
            publisher................................................................ 09/30/01 to 09/30/02        47,840
   28,350   Journal News, Inc., Term Loan -- Multiple newspaper printer..............       12/31/01              28,411
    7,097   Polyfibron Technologies, Inc., Term Loan -- Textile manufacturer.........       12/31/01               7,131
                                                                                                              ----------
                                                                                                                  99,976
                                                                                                              ----------
            RADIO AND TELEVISION BROADCASTING  8.2%
    9,100   Benedek Broadcasting Corp., Term Loan -- Television station
            owner/operator........................................................... 05/01/01 to 11/01/02         9,131
   11,629   Chancellor Corp., Term Loan -- Radio station owner/operator.............. 09/01/02 to 09/01/03        11,720
      356   Chancellor Corp., Revolving Credit.......................................       09/01/02                 370
   44,000   E.H. & F., Inc., Term Loan -- Outdoor media.............................. 06/30/02 to 12/21/03        44,198
   32,859   Ellis Communications, Inc., Term Loan -- Southeastern U.S. television
            station owner/operator................................................... 03/31/02 to 03/31/03        32,929
    4,800   Evergreen Media Corp., Term Loan -- Radio station owner/operator.........       12/31/02               4,802
   12,544   Evergreen Media Corp., Revolving Credit..................................       12/31/02              12,551
    1,500   Granite Broadcasting Corp., Revolving Credit -- Midwestern television
            station owner/operator...................................................       12/31/01               1,510
   14,000   Heftel Broadcasting Corp., Term Loan -- Spanish language radio
            broadcasting.............................................................       09/30/02              14,113
   15,000   NWC Acquisition Corp., Term Loan -- Television production and
            broadcasting.............................................................       09/30/01              15,023
   15,000   Patterson Broadcasting, Term Loan -- Radio station operator..............       06/30/04              15,107
   10,800   River City Broadcasting, L.P., Term Loan -- Midwestern radio station
            owner/operator...........................................................       12/31/99              10,853
   13,145   Shared Technologies, Term Loan -- Provider of telecommunications
            services................................................................. 03/30/01 to 03/31/03        13,211
      667   Shared Technologies, Revolving Credit....................................       03/30/01                 677
   53,750   Sinclair Broadcasting Group, Inc., Term Loan -- Television and radio
            station owner/operator................................................... 12/31/02 to 11/30/03        53,863
    2,763   Sinclair Broadcasting Group, Inc., Revolving Credit......................       11/30/03               2,770
   13,345   SKTV, Inc., Term Loan -- Television station owner/operator...............       07/31/02              13,260
    7,133   Smith Television, Term Loan -- Television station owner/operator.........       12/31/02               7,185
   23,320   Sullivan Broadcasting, Term Loan -- Television station owner/operator....       12/31/03              23,405
    1,680   Sullivan Broadcasting, Revolving Credit..................................       12/31/03               1,685
  111,795   Westinghouse Electric, Term Loan -- Radio and television broadcaster.....       11/24/02             112,046
                                                                                                              ----------
                                                                                                                 400,409
                                                                                                              ----------
            RESTAURANTS  0.3%
    8,952   America's Favorite Chicken Co., Term Loan -- Church's and Popeye's Fried
            Chicken restaurants......................................................       10/31/01               8,951
    1,085   Carvel Corp., Term Loan -- Soft ice cream products franchiser............       12/31/98               1,084
    6,394   Long John Silver's Restaurants, Inc., Term Loan -- Retail seafood
            restaurant owner/operator................................................       09/30/97               6,394
                                                                                                              ----------
                                                                                                                  16,429
                                                                                                              ----------
            RETAIL  7.0%
      175   American Blind and Wallpaper Factory, Inc., Term Loan -- Wallcover
            distributor..............................................................       10/31/96                 173
   32,500   Camelot Music, Inc., Term Loan -- Retail distributor of music and video
            cassettes (f)............................................................       02/28/02              24,375
   17,525   Color Tile, Inc., Term Loan -- National retailer of floor and wall
            covering products (d) (g)................................................       12/31/98              12,271
      780   Color Tile Holdings, Inc., Revolving Credit -- National retailer of floor
            and wall covering products (g)...........................................       12/31/96                 763
    8,400   Eckerd Corp., Term Loan -- Retail drug store.............................       11/29/00               8,403
   20,366   Federated Department Stores, Inc., Term Loan -- National department store
            chain....................................................................       03/31/00              20,610
    4,782   Federated Department Stores, Inc., Revolving Credit......................       03/31/00               5,022
    3,000   Kirklands Holdings, Term Loan -- Retailer of decorative home accessories
            and gift items...........................................................       06/30/02               3,022
   50,000   Kmart Corp., Term Loan -- International mass merchandise retailer........       06/17/99              50,704
    5,368   Luxottica U.S. Holdings, Revolving Credit -- Manufacturer/distributor of
            eyeglasses...............................................................       06/30/01               5,380
   15,311   Luxottica U.S. Holdings, Term Loan.......................................       06/30/01              15,323
    7,470   Nebraska Book Co., Term Loan -- Used book distributor....................       10/31/03               7,512
    6,455   Nine West Group, Inc., Term Loan -- Shoe designer and retailer...........       10/01/01               6,455
   38,857   Payless Cashways, Inc., Term Loan -- Building products retailer..........       11/18/00              38,922
   10,939   Peebles, Inc., Term Loan -- Mid-Atlantic retailer........................       06/09/02              11,206
   19,792   QVC Programming, Term Loan -- Home shopping television network...........       02/15/02              19,853

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

Principal
 Amount                                                                                      Stated             Value
  (000)                                     Borrower                                       Maturity*            (000)
------------------------------------------------------------------------------------------------------------------------
            RETAIL (CONTINUED)
$  31,495   Saks & Co., Term Loan -- Retail fashions and accessories.................       06/30/00          $   31,674
    2,191   Service Merchandise, Revolving Credit -- Catalog retailer................       06/08/99               2,279
   16,875   Thrifty Payless, Inc., Term Loan -- Retail drug store....................       10/19/02              17,026
   26,393   Thrifty Payless, Inc., Revolving Credit..................................       10/19/02              26,848
   31,429   TJX Companies, Inc., Term Loan -- Specialty apparel retailer.............       11/17/00              31,827
                                                                                                              ----------
                                                                                                                 339,648
                                                                                                              ----------
            TEXTILES  2.1%
   11,443   American Marketing Industries, Inc., Term Loan -- Textile manufacturer...       11/30/02              11,538
    8,645   Hosiery Corp. of America, Term Loan -- Manufacturer/direct mail marketer
            of women's hosiery.......................................................       07/31/01               8,526
   11,578   Ithaca Industries, Inc., Term Loan -- Undergarment and hosiery
            manufacturer.............................................................       10/31/98              11,401
      842   Ithaca Industries, Inc., Revolving Credit................................       10/31/98                 924
   14,652   Johnston Industries, Term Loan -- Diversified manufacturer of home
            furnishings and textiles.................................................       03/28/03              14,782
    3,083   London Fog Industries, Revolving Credit -- Manufacturer of rainwear and
            outerwear................................................................       03/31/97               3,150
   31,466   London Fog Industries, Inc., Term Loan...................................       05/31/02              29,866
   20,000   Polymer Group, Inc., Term Loan -- Manufacturer of polyolefin products....       03/31/02              20,050
                                                                                                              ----------
                                                                                                                 100,237
                                                                                                              ----------
            TRANSPORTATION  0.2%
   12,500   Northwest Airlines, Inc., Term Loan -- Minnesota-based cargo and
            passenger airliner.......................................................       12/15/99              12,548
                                                                                                              ----------
            WIRELESS COMMUNICATIONS  3.8%
   16,750   Arch Communications Group, Inc., Term Loan -- Wireless communications
            operator................................................................. 12/31/02 to 12/31/03        16,799
    1,163   Arch Communications Group, Inc., Revolving Credit........................       12/31/02               1,163
    5,000   Clarity Telecom, Inc., Term Loan -- Seller and servicer of telephone
            systems and software.....................................................       11/30/02               5,036
    8,125   Comcast Cellular Communications, Revolving Credit -- Cellular systems
            operator.................................................................       09/30/03               8,124
   17,739   Comcast Cellular Communications, Term Loan...............................       09/30/04              17,942
    6,585   Intesys Technologies, Inc., Term Loan -- Equipment manufacturer for
            telecommunications/autos.................................................       12/31/01               6,614
   39,000   Mobilemedia Communications, Term Loan -- Nationwide paging operator...... 06/30/02 to 06/30/03        38,999
   11,050   Skytel Corp., Revolving Credit -- Paging and personal communications
            services operator........................................................       12/31/01              11,153
   39,257   Smart SMR of California, Inc., Term Loan -- Cellular telephone systems
            operator.................................................................       03/15/01              39,257
   40,000   Western Wireless Corp., Term Loan -- Cellular and personal communications
            services operator........................................................       03/31/05              40,064
                                                                                                              ----------
                                                                                                                 185,151
                                                                                                              ----------
            OTHER  4.5%
   24,000   Advo, Inc., Term Loan -- Direct mail marketer............................       03/31/04              24,094
   25,000   Amax Gold, Inc., Term Loan -- Gold and silver mining and processing......       12/31/01              25,199
   58,141   AMF Group, Inc., Term Loan -- Integrated bowling equipment
            manufacturer............................................................. 03/31/01 to 03/31/04        58,198
      267   AMF Group, Inc., Revolving Credit........................................       03/31/01                 267
    6,913   Bankers Systems, Inc., Term Loan -- Compliance services supplier.........       11/02/02               6,916
   35,712   Borg-Warner Security Corp., Term Loan -- Protection services.............       12/31/98              36,192
    9,768   Fairmont Minerals, Ltd., Term Loan -- Silica pond and gravel supplier....       03/31/03               9,840
   10,000   HG Holdings, Inc., Term Loan -- Information processor....................       06/30/01              10,065
    5,840   Iron Mountain Information Services Inc., Term Loan -- Records management
            and storage..............................................................       06/28/02               5,840
   11,350   Loewen Group, Inc., Revolving Credit -- Funeral home and cemetery
            owner/operator...........................................................       05/29/01              11,546
   20,000   Primark Corp., Term Loan -- Information services provider................       06/30/02              20,020
    9,000   USS Acquisition, Inc., Term Loan -- Producer of industrial silica........       12/31/03               9,096
                                                                                                              ----------
                                                                                                                 217,273
                                                                                                              ----------
            TOTAL VARIABLE RATE ** SENIOR LOAN INTERESTS  89.5%......................                          4,357,645
                                                                                                              ----------

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

                                                                                                                Value
                                            Borrower                                                            (000)
------------------------------------------------------------------------------------------------------------------------
            EQUITIES  0.5%
            America's Favorite Chicken Co. (604,251 common shares) (b)(c).................................    $    2,004
            America's Favorite Chicken Co. ($3,486,400 par amount of preferred stock, 10.0% coupon,
            maturity 08/11/04, convertible to 10.0% cash pay subordinated debt) (b)(e)....................         3,593
            Best Products Co., Inc. (297,480 common shares) (c)...........................................           372
            Best Products Co., Inc. (Warrants for 28,080 common shares) (c)...............................             0
            Braelan Corp. Class A (10,975 common shares) (b)(c)...........................................         1,967
            Classic Cable, Inc. (Warrants for 760 common shares) (c)......................................             0
            Core-Mark International, L.L.C. (Class B ownership interest) (b)..............................         4,368
            Flagstar Cos., Inc. (8,755 common shares) (c).................................................            23
            London Fog Industries, Inc. (10,833,012 common shares) (b)(c).................................             0
            London Fog Industries, Inc., ($17,687,936 par amount of preferred stock, 17.5% coupon,
            maturity 05/31/02) (b)(e).....................................................................        12,503
            Nextel Communications, Inc. (Warrants for 60,000 common shares) (b)(c)........................             8
                                                                                                              ----------
            TOTAL EQUITIES................................................................................        24,838
                                                                                                              ----------
            TOTAL LONG-TERM INVESTMENTS  90.0%
              (Cost $4,388,796)(a)........................................................................     4,382,483
                                                                                                              ----------
            SHORT-TERM INVESTMENTS AT AMORTIZED COST
            COMMERCIAL PAPER  2.2%
            Amoco Corp. ($20,000,000 par, maturing 08/05/96, yielding 5.33%)..............................        19,988
            AT&T Corp. ($20,000,000 par, maturing 08/01/96, yielding 5.33%)...............................        20,000
            Cargill Financial Services Corp. ($20,000,000 par, maturing 08/05/96, yielding 5.36%).........        19,988
            Illinois Central Railroad Co. ($13,050,000 par, maturing 08/16/96, yielding 5.53% to 5.54%)...        13,020
            International Paper Co. ($20,000,000 par, maturing 08/07/96, yielding 5.34%)..................        19,982
            Nabisco Inc. ($14,000,000 par, maturing 08/01/96 to 08/20/96, yielding 5.46% to 5.70%)........        13,977
                                                                                                              ----------
            TOTAL COMMERCIAL PAPER........................................................................       106,955
                                                                                                              ----------
            SHORT-TERM LOAN PARTICIPATIONS  7.4%
            Anadarko Petroleum Corp. ($20,000,000 par, maturing 08/06/96 to 08/07/96, yielding 5.43% to
            5.56%)........................................................................................        20,000
            Army & Air Force Exchange Services ($17,000,000 par, maturing 08/13/96, yielding 5.41%).......        17,000
            Ashland Oil Co. ($20,000,000 par, maturing 08/01/96 to 08/07/96, yielding 5.43% to 5.68%).....        20,000
            Baxter International, Inc. ($20,000,000 par, maturing 08/26/96, yielding 5.55%)...............        20,000
            Bell Atlantic Financial Services ($20,000,000 par, maturing 08/01/96, yielding 5.44%).........        20,000
            Bell Atlantic Network Funding ($8,900,000 par, maturing 08/05/96, yielding 5.33%).............         8,900
            Cabot Corp. ($10,000,000 par, maturing 08/01/96, yielding 5.43%)..............................        10,000
            Centex Corp. ($20,000,000 par, maturing 08/08/96, yielding 5.50%).............................        20,000
            Conagra Inc. ($20,000,000 par, maturing 08/30/96, yielding 5.50%).............................        20,000
            Echlin, Inc. ($7,000,000 par, maturing 08/02/96, yielding 5.32%)..............................         7,000
            Englehard Corp. ($20,000,000 par, maturing 08/02/96, yielding 5.40%)..........................        20,000
            Enron Corp. ($20,000,000 par, maturing 08/05/96, yielding 5.47%)..............................        20,000
            Gillette Co. ($10,650,000 par, maturing 08/01/96, yielding 5.63%).............................        10,650
            Hertz Corp. ($10,000,000 par, maturing 08/02/96, yielding 5.41%)..............................        10,000
            Nabisco Inc. ($6,000,000 par, maturing 08/01/96, yielding 5.80%)..............................         6,000
            Olin Corp. ($20,000,000 par, maturing 08/01/96, yielding 5.75%)...............................        20,000
            Pacific Telecom Inc. ($10,000,000 par, maturing 08/16/96, yielding 5.51%).....................        10,000
            Pacificorp ($12,000,000 par, maturing 08/12/96, yielding 5.59%)...............................        12,000
            Ralston Purina Co. ($20,000,000 par, maturing 08/09/96, yielding 5.55%).......................        20,000
            Tandy Corp. ($6,350,000 par, maturing 08/20/96, yielding 5.47%)...............................         6,350
            Temple Inland Inc. ($11,000,000 par, maturing 08/01/96, yielding 5.45%).......................        11,000

                                               See Notes to Financial Statements

                                 July 31, 1996
--------------------------------------------------------------------------------

                                                                                                                Value
                                            Borrower                                                            (000)
------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
            Tyson Foods ($20,000,000 par, maturing 08/08/96, yielding 5.44% to 5.45%).....................    $   20,000
            USAA Capital Corp. ($10,000,000 par, maturing 08/01/96, yielding 5.40%).......................        10,000
            Western Resources Inc. ($20,000,000 par, maturing 08/06/96 to 08/19/96, yielding 5.50%).......        20,000
                                                                                                              ----------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS..........................................................       358,900
                                                                                                              ----------
            TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST  9.6%..........................................       465,855
                                                                                                              ----------
            OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%...................................................        17,446
                                                                                                              ----------
            NET ASSETS  100.0%............................................................................    $4,865,784
                                                                                                              ==========

(a) At July 31, 1996, cost for federal income tax purposes is $4,392,208,484; the aggregate gross unrealized appreciation is $24,440,164, and the aggregate gross unrealized depreciation is $34,165,402, resulting in net unrealized depreciation of $9,725,238.

(b) Restricted security.

(c) Non-income producing security, as this stock currently does not declare dividends.

(d) This Senior Loan Interest is non-income producing.

(e) Payment-in-kind security.

(f) In August, 1996, this Borrower filed for protection in federal bankruptcy court and as a result has become a non-income producing Senior Loan interest.

(g) This Borrower has filed for protection in federal bankruptcy court.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1996
   All amounts, except for Net Asset Value information, reported in thousands
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $4,388,796) (Note 1)........................  $4,382,483
Short-Term Investments (Note 1)................................................     465,855
Receivables:
  Interest and Fees............................................................      34,523
  Fund Shares Sold.............................................................      16,612
  Investments Sold.............................................................          44
Other..........................................................................          53
                                                                                 ----------
    Total Assets...............................................................   4,899,570
                                                                                 ----------
LIABILITIES:
Deferred Facility Fees.........................................................      20,716
Payables:
  Income Distributions.........................................................       5,672
  Investment Advisory Fee (Note 2).............................................       3,862
  Administrative Fee (Note 2)..................................................       1,026
  Custodian Bank...............................................................         557
  Distributor and Affiliates (Note 2)..........................................         353
Accrued Expenses...............................................................       1,555
Deferred Compensation and Retirement Plans (Note 2)............................          45
                                                                                 ----------
    Total Liabilities..........................................................      33,786
                                                                                 ----------
NET ASSETS.....................................................................  $4,865,784
                                                                                 ==========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of shares authorized,
  486,490,317 shares issued and outstanding) (Note 3)..........................  $    4,865
Paid in Surplus (Note 3).......................................................   4,872,393
Accumulated Undistributed Net Investment Income................................       2,875
Net Unrealized Depreciation on Investments.....................................      (6,313)
Accumulated Net Realized Loss on Investments...................................      (8,036)
                                                                                 ----------
NET ASSETS.....................................................................  $4,865,784
                                                                                 ==========
NET ASSET VALUE PER COMMON SHARE
  ($4,865,784,178 divided by 486,490,317 shares outstanding)...................  $    10.00
                                                                                 ==========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1996
                       All amounts reported in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest......................................................................   $311,378
Fees..........................................................................     24,771
Other.........................................................................      1,992
                                                                                 --------
    Total Income..............................................................    338,141
                                                                                 --------
EXPENSES:
Investment Advisory Fee (Note 2)..............................................     36,408
Administrative Fee (Note 2)...................................................      9,615
Shareholder Services (Note 2).................................................      4,708
Legal (Note 2)................................................................      1,281
Trustee Fees and Expenses (Note 2)............................................         35
Other.........................................................................      4,125
                                                                                 --------
    Total Expenses............................................................     56,172
                                                                                 --------
NET INVESTMENT INCOME.........................................................   $281,969
                                                                                 ========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments..............................................   $    542
                                                                                 --------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.....................................................      8,637
  End of the Period...........................................................     (6,313)
                                                                                 --------
Net Unrealized Depreciation on Investments During the Period..................    (14,950)
                                                                                 --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS...............................   $(14,408)
                                                                                 ========
NET INCREASE IN NET ASSETS FROM OPERATIONS....................................   $267,561
                                                                                 ========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended July 31, 1996 and 1995
                       All amounts reported in thousands
--------------------------------------------------------------------------------

                                                                         Year Ended       Year Ended
                                                                        July 31, 1996    July 31, 1995
------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income................................................    $   281,969      $   137,069
Net Realized Gain/Loss on Investments................................            542           (5,468)
Net Unrealized Appreciation/Depreciation on Investments
  During the Period..................................................        (14,950)           2,107
                                                                         -----------      -----------
Change in Net Assets from Operations.................................        267,561          133,708
Distributions from Net Investment Income.............................       (283,580)        (133,994)
                                                                         -----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..................        (16,019)            (286)
                                                                         -----------      -----------
FROM CAPITAL TRANSACTIONS (NOTES 3 AND 5):
Proceeds from Common Shares Sold.....................................      2,551,158        1,349,284
Value of Shares Issued Through Dividend Reinvestment.................        155,100           74,961
Cost of Shares Repurchased...........................................       (354,520)        (122,898)
                                                                         -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...................      2,351,738        1,301,347
                                                                         -----------      -----------
TOTAL INCREASE IN NET ASSETS.........................................      2,335,719        1,301,061
NET ASSETS:
Beginning of the Period..............................................      2,530,065        1,229,004
                                                                         -----------      -----------
End of the Period (Including undistributed net investment income
  of $2,875 and $6,627, respectively)................................    $ 4,865,784      $ 2,530,065
                                                                         ===========      ===========

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1996
                       All amounts reported in thousands
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS..........................................   $   267,561
                                                                                 -----------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Increase in Investments at Value............................................    (2,382,924)
  Increase in Interest and Fees Receivables...................................       (18,282)
  Increase in Other Assets....................................................           (53)
  Increase in Receivable for Investments Sold.................................           (44)
  Decrease in Short-Term Investments at Amortized Cost........................        29,860
  Increase in Deferred Facility Fees..........................................         3,711
  Increase in Investment Advisory and Administrative Fees Payable.............         2,411
  Increase in Accrued Expenses................................................           469
  Increase in Distributor and Affiliates Payable..............................           251
  Increase in Deferred Compensation and Retirement Plans Expenses.............            26
                                                                                 -----------
    Total Adjustments.........................................................    (2,364,575)
                                                                                 -----------
NET CASH USED FOR OPERATING ACTIVITIES........................................    (2,097,014)
                                                                                 -----------
CASH FLOWS FROM FINANCING ACTIVITIES (NOTES 3 AND 5):
Proceeds from Shares Sold.....................................................     2,566,669
Payments on Shares Repurchased................................................      (354,528)
Increase in Intra-day Credit Line.............................................           557
Cash Dividends Paid...........................................................      (126,019)
                                                                                 -----------
  Net Cash Provided by Financing Activities...................................     2,086,679
                                                                                 -----------
NET DECREASE IN CASH..........................................................       (10,335)
Cash at Beginning of the Period...............................................        10,335
                                                                                 -----------
CASH AT END OF THE PERIOD.....................................................   $       -0-
                                                                                 ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                     Year Ended July 31
                                                                  --------------------------------------------------------
                                                                    1996        1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......................... $ 10.046    $ 10.052    $ 10.004    $  9.998    $  9.985
                                                                  --------    --------    --------    --------    --------
  Net Investment Income..........................................     .735        .756        .618        .600        .698
  Net Realized and Unrealized Gain/Loss on Investments...........    (.028)      (.004)       .015        .008        .004
                                                                  --------    --------    --------    --------    --------
Total from Investment Operations.................................     .707        .752        .633        .608        .702
                                                                  --------    --------    --------    --------    --------
Less:
  Distributions from Net Investment Income.......................     .751        .758        .585        .600        .689
  Distributions in Excess of Net Investment Income (Note 1)......      -0-         -0-         -0-        .002         -0-
                                                                  --------    --------    --------    --------    --------
Total Distributions..............................................     .751        .758        .585        .602        .689
                                                                  --------    --------    --------    --------    --------
Net Asset Value, End of the Period............................... $ 10.002    $ 10.046    $ 10.052    $ 10.004    $  9.998
                                                                  ========    ========    ========    ========    ========
Total Return (a).................................................    7.22%       7.82%       6.52%       6.17%       7.25%
Net Assets at End of the Period (In millions).................... $4,865.8    $2,530.1    $1,229.0    $  966.7    $  928.3
Ratio of Expenses to Average Net Assets..........................    1.46%       1.49%       1.53%       1.53%       1.55%
Ratio of Net Investment Income to Average Net Assets.............    7.33%       7.71%       6.16%       5.96%       6.98%
Portfolio Turnover (b)...........................................      66%         71%         74%         67%         59%

(a) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $4,357,645,025 (89.5% of net assets) is determined in the absence of actual market values by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainly inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Market premiums and discounts are amortized over the stated life of each applicable security.

                                 July 31, 1996
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $4,507,275, which will expire on July 31, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

     Permanent book and tax basis differences relating to the recognition of expenses totaling $26,779 have been reclassified from paid in surplus to undistributed net investment income. Additionally, $2,168,429, representing permanent differences related to the recognition of income on certain investments between book and tax reporting purposes was reclassified from undistributed net investment income to accumulated net realized gain on investments.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                          AVERAGE NET ASSETS                      % PER ANNUM
------------------------------------------------------------------------------
First $4.0 billion.............................................     .950 of 1%
Next $3.5 billion..............................................     .900 of 1%
Next $2.5 billion..............................................     .875 of 1%
Over $10.0 billion.............................................     .850 of 1%

       In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

       Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

       For the year ended July 31, 1996, the Trust recognized expenses of approximately $38,800 representing the Administrator's or its affiliates' (collectively "VKAC") cost of providing legal services to the Trust.

                                 July 31, 1996
--------------------------------------------------------------------------------

       ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 1996, the Fund recognized expenses of approximately $3,848,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

       Certain officers and trustees of the Trust are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

       The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

At July 31, 1996 and 1995, paid in surplus aggregated $4,872,393,497 and $2,523,028,402, respectively.

       Transactions in common shares were as follows:

                                                        YEAR ENDED       YEAR ENDED
                                                       JULY 31, 1996    JULY 31, 1995
-------------------------------------------------------------------------------------
Beginning Shares....................................     251,848,949      122,267,677
                                                        ------------     ------------
Shares Sold.........................................     254,577,948      134,357,255
Shares Issued Through Dividend Reinvestment.........      15,483,081        7,465,118
Shares Repurchased..................................     (35,419,661)     (12,241,101)
                                                        ------------     ------------
Net Increase in Shares Outstanding..................     234,641,368      129,581,272
                                                        ------------     ------------
Ending Shares.......................................     486,490,317      251,848,949
                                                        ============     ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, for the year ended July 31, 1996, were $4,564,819,045 and $2,168,339,118, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the year ended July 31, 1996, 35,419,661 shares were tendered and repurchased by the Trust.

                                 July 31, 1996
--------------------------------------------------------------------------------

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to VKAC. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                        YEAR OF REPURCHASE                WITHDRAWAL CHARGE
---------------------------------------------------------------------------
First..................................................         3.0%
Second.................................................         2.5%
Third..................................................         2.0%
Fourth.................................................         1.5%
Fifth..................................................         1.0%
Sixth and following....................................         0.0%

       For the year ended July 31, 1996, VKAC received early withdrawal charges of approximately $5,721,300 in connection with tendered shares of the Trust.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $472,375,400 as of July 31, 1996. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

       The Trust has entered into revolving credit agreements with Morgan Guaranty Trust Company of New York, Bank of America and State Street Bank and Trust Company for an aggregate of $150,000,000. The proceeds of any borrowing by the Trust under the revolving credit agreements may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees under each facility of 1/10 of 1% are charged on the unused portion of the credit lines. Borrowings under these facilities will bear interest at either the banks' prime rate or the Federal Funds rate plus 1/4 to 1/2 of 1%. There have been no borrowings under these agreements to date.

                                 July 31, 1996
--------------------------------------------------------------------------------

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.

       At July 31, 1996, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                       SELLING PARTICIPANT                 (000)        (000)
-------------------------------------------------------------------------------
Bankers Trust.........................................    $213,651     $214,095
Pearl Street L.P......................................      51,632       52,040
NationsBank...........................................      33,002       33,072
Canadian Imperial Bank of Commerce....................      29,883       29,923
Merrill Lynch Capital Corp............................      22,273       22,431
Mellon Bank...........................................      20,000       20,020
Chase Securities Inc..................................      18,007       18,000
Natwest USA...........................................       9,697        9,697
G. E. Capital Corp....................................       7,467        7,499
ABN AMRO..............................................       5,000        5,041
Citibank..............................................       4,182        4,182
FNB Canada............................................       3,281        1,968
                                                          --------     --------
Total.................................................    $418,075     $417,968
                                                          ========     ========

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital Prime Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Prime Rate Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 1996, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and variable rate senior loan interests owned as of July 31, 1996, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Prime Rate Income Trust as of July 31, 1996, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
September 18, 1996

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

WILLIAM N. BROWN*
PETER W. HEGEL*
JEFFREY W. MAILLET*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1996
     All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

                    TABLE OF CONTENTS

Letter to Shareholders...........................    1
Performance Results..............................    3
Portfolio Management Review......................    4
Portfolio of Investments.........................    8
Statement of Assets and Liabilities..............   24
Statement of Operations..........................   25
Statement of Changes in Net Assets...............   26
Statement of Cash Flows..........................   27
Financial Highlights.............................   28
Notes to Financial Statements....................   29

PRIT SAR 3/97

                             LETTER TO SHAREHOLDERS




March 10, 1997

Dear Shareholder,
    We are pleased to report that the
past year has been very exciting for
Van Kampen American Capital and for
the Prime Rate Income Trust. The                         [PHOTO]
Trust has continued to seek its
investment objective of providing a
high level of current income,
consistent with preservation of
capital, and has returned 3.44          DENNIS J. MCDONNELL AND DON G. POWELL
percent at net asset value over the
six-month period. During that time,
the Trust's net asset value fluctuated by only $0.03, ranging from $9.98 to $10.01, and for the second consecutive year, the Trust was the number-one selling retail income fund, based on net sales, according to Financial Research Corporation.
    As noted in your previous report, VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we look forward to exploring the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds as of January 2, 1997.
    More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The combined company will be a preeminent global financial services firm, with leading market positions in securities, asset management and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW
    Early in 1996, various indicators pointed to an overly robust rate of economic activity. For example, non-farm payroll increased by a stunning 705,000 in February, the biggest jump in 13 years. A larger-than-expected 4.7 percent increase in real GDP (the nation's output of goods and services, adjusted for inflation) during the second quarter confirmed that the economy was in a strong-growth mode. By summer, there were escalating concerns that the growth rate was unsustainable and that interest rate hikes were forthcoming.
    Despite mounting evidence of inflation, the Federal Reserve Board held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loads would eventually slow the economy without the need for higher interest rates.

                                                           Continued on page two

    Events over the second half of 1996 proved the wisdom of this policy. During the past six months, inflation remained low, GDP growth ran at a relatively modest pace, and commodity prices receded. For the year, core producer prices rose by just 0.6 percent, the second-lowest annual increase on record. Prices at the retail level, which include the volatile food and energy sectors, rose by
3.3 percent.

MARKET REVIEW
    Stability characterized the capital markets over the reporting period. After cutting the key federal funds rate by a quarter-percentage point on January 31, 1996, Federal Reserve policy makers left short-term rates unchanged for the next 12 months. In response to this steady monetary policy, bank lending rates remained in a narrow range during the year.
    The moderate pace of economic growth has continued to foster a generally healthy business and lending environment. Corporate profits have remained strong, and helped to support the repayment of debt obligations. Reflecting widespread confidence of investors and lenders, syndicated leveraged loan volume increased to $134.8 billion in 1996. This represents a 33 percent increase since 1995, according to the Loan Pricing Corporation, with an increase of more than 500 percent since 1991.

OUTLOOK
    We expect interest rates during 1997 to repeat last year's modest fluctuations. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter, the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to begin to decline across the yield spectrum.
    Overall, we anticipate that the economy will continue to grow at a controlled pace and that inflation will remain subdued. We expect corporate profits to continue to be strong, as a result of cost-cutting measures and increased attention to shareholder value.
    Additional details about your Fund, including a question-and-answer section with your portfolio manager, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG.]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED JANUARY 31, 1997

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


 TOTAL RETURNS

Six-month total return(1)..................................     3.44%
One-year total return(1)...................................     6.91%
Five-year average annual total return(1)...................     6.90%
Life-of-Trust average annual total return(1)...............     7.69%
Commencement date..........................................  10/04/89
Distribution rate(2).......................................     7.02%

 SHARE VALUATIONS

Net asset value on 01/31/97................................    $9.99
Six-month high net asset value.............................   $10.01
Six-month low net asset value..............................    $9.98

(1)Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.

(2)Distribution rate is based upon the offering price and the monthly annualized distributions of the Trust as of January 24, 1997.

Past performance does not guarantee future results. Distribution rates and net asset value may fluctuate with market conditions. Trust shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Trust and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Trust's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

We recently spoke with the portfolio manager of Van Kampen American Capital Prime Rate Income Trust about the key events and economic forces that shaped the markets during the first half of the Trust's fiscal year. The Trust's portfolio manager, Jeffrey W. Maillet, senior vice president of Van Kampen American Capital Investment Advisory Corp., has been responsible for the day-to-day management of the Trust's portfolio since its inception. The following excerpts reflect his views on the Trust's performance during the six-month period ended January 31, 1997.


   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS FACED BY THE TRUST OVER THE PAST SIX MONTHS?

   A Overall, the Trust has been the beneficiary of a generally positive market environment. We have seen an extended period of moderate but steady economic growth, coupled with a low rate of inflation. Interest rates --
and, therefore, core lending rates -- have not fluctuated significantly during recent months, as reflected in the Trust's relatively consistent distribution rate.
    In addition, the strength of the economy has enhanced corporate profitability, which suggests that many companies should be able to meet their senior loan obligations on a timely basis. Not surprisingly, the senior loan market has been very active, and domestic corporate and industrial loan volume reached $226 billion in the third quarter alone, according to Bank Loan Report. As a result, we can continue to be very selective in our choice of investments and still have plenty of alternatives.
    Of course, the economy is cyclical by nature, so it is inevitable that it will eventually slow down. This would cause a decrease in corporate activity and profitability, making it more difficult for borrowers to service their loan obligations.


   Q  DO YOU SEE AN ECONOMIC SLOWDOWN ON THE HORIZON?

   A We don't anticipate any drastic changes in the near term, but it is still our responsibility to be ready for whatever conditions we encounter. In managing the Trust, we evaluate each individual issuer, weigh the credit risk, and examine the terms of the underlying senior loan agreement before we can include a loan in the portfolio.
    To help us offset some of the potential risk, we have elected to maintain a widely varied portfolio comprised primarily of senior secured loans issued by large domestic corporations. As of January 31, 1997, we had allocated the Trust's assets among more than 20 industry groups, representing over 225 individual companies. If you look through the portfolio, you're sure to recognize a number of these issuers as large, established firms with broad product offerings and widespread market presence.
    Also, we have the luxury of investing in an asset class that has tended to have a high degree of relative stability by its very nature. The Trust's holdings are senior, secured, floating-rate obligations. They tend to reflect the prevailing interest rate environment, so the Trust's value has been less sensitive to interest rate changes. Also, in the event of a bankruptcy, payments to holders of these obligations are, in most cases, given priority over payments to shareholders of subordinated debt and preferred and common equity. Please see page 7 of this report for more explanation.


   Q  DOES THE TRUST'S PERFORMANCE REFLECT THESE POSITIVE CONDITIONS?

   A The Trust has performed well, but we wouldn't limit that statement to the market conditions over the last six months. Throughout its history, the Trust has sought to fulfill its objectives -- a high level of current income, consistent with preservation of capital -- and has done so in a variety of market environments, both good and bad.
    The Trust's total return for the six-month reporting period was 3.44 percent at net asset value, and 6.91 percent over the twelve months ended January 31, 1997. Over the last six months, the Trust's net asset value has remained within a narrow range, between $10.01 and $9.98. The monthly dividend was increased during the reporting period and stands at $0.0584 per share as of January 24, 1997. Based on the January 24, 1997 public offering price of $9.99, this represents a distribution rate of 7.02 percent(1). For more information on the Trust's performance, please refer to the chart on page three.


   Q  HAS THE STRUCTURE OF THE PORTFOLIO CHANGED SIGNIFICANTLY?

   A No. Our top holdings by sector continue to be roughly the same, including allocations to manufacturers, food and beverage companies, food stores, retail stores, and broadcasting concerns. The chart below provides a more complete profile of the portfolio allocations by industry sector.

TOP 10 PORTFOLIO HOLDINGS BY SECTOR*

                                                                AS OF
                                                          JANUARY 31, 1997

Cable.......................................................    10.6%
Manufacturing...............................................     7.9%
Food/Beverage...............................................     7.4%
Entertainment/Leisure.......................................     6.9%
Paper.......................................................     6.7%
Wireless Communications.....................................     6.7%
Health Care.................................................     6.6%
Radio and Television Broadcasting...........................     6.4%
Food Stores.................................................     5.3%
Other.......................................................     5.3%


*As a Percentage of Variable Rate Senior Loan Interests

    We see positive trends in many of these industries, especially in terms of merger and acquisition activity. In many cases, companies are pursuing strategic growth opportunities, which should give them significant competitive advantages over the long run. The senior loan market continues to be an attractive and logical source of funding for these ventures.

   Q  WHAT IS YOUR OUTLOOK FOR THE TRUST AND THE MARKETS IN THE MONTHS AHEAD?

   A The Federal Reserve Board has indicated that they may increase short-term interest rates if economic strength appears to be adequate to fuel potential inflation. The primary factors that tend to fuel inflationary fears, such as wage pressure, producer and consumer price increases, and supply-and-demand imbalances, have not shown any tendencies to increase significantly. However, the economy continues to show modest growth and a short-term interest rate increase in the second quarter cannot be ruled out.
    The strong U.S. economy should continue to attract investments from around the world, which is likely to sustain the demand for the type of senior loans in which the Trust invests. Nevertheless, we will continue to be selective and position the portfolio to participate in this growth without losing sight of the potential for changes in the economy.

[SIG]
Jeffrey W. Maillet

Portfolio Manager

                            A FOCUS ON SENIOR LOANS

The Prime Rate Income Trust invests primarily in senior collateralized loans to U.S. corporations, partnerships, and other business entities which operate in a variety of industries and geographical locations. Senior loans have a number of characteristics which, in the opinion of the Trust's management team, are important to the integrity of the Trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other senior securities of the borrower. This status is not a guarantee, however, that monies to which the Trust is entitled will be paid. For more details, please refer to the prospectus.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of the loan agreement. Forms of collateral include, among others, accounts receivable or inventory, buildings, and real estate. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.
    Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise (such as the bankruptcy of a borrower) which could cause the Trust's security interest in the loan's collateral to be invalidated.

PROTECTIVE COVENANTS

    Many senior loans carry provisions designed to protect the lender in certain circumstances. Still, the Trust's net asset value may fluctuate with changes in the perceived credit quality of the loans in which the Trust has invested and may, from time to time, be more or less than the net asset value at the time of the investment.

                            PORTFOLIO OF INVESTMENTS

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated            Value
  (000)                         Borrower                            Maturity*           (000)
-----------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS
            AEROSPACE/DEFENSE  2.5%
 $10,104    Aerostructures Corp., Term Loan -- Manufactures
            and assembles structural aircraft parts..........  09/30/03 to 09/30/04  $   10,133
  22,787    Alliant Techsystems, Inc., Term Loan --
            Manufacturer of ordnance, composite metals.......        03/15/01            22,833
   8,871    Fibers Inc., Term Loans -- Manufacturers of
            Composite Fibers.................................        12/31/01             8,896
  13,586    Grimes Aerospace Co., Term Loan -- Airplane
            electronics manufacturer.........................        12/31/99            13,963
   4,561    Grimes Aerospace Co., Revolving Credit...........        12/31/99             4,757
  50,000    Gulfstream Delaware Corp., Term Loan -- Aircraft
            manufacturer.....................................        09/30/02            50,107
   5,000    MAG Aerospace Industries, Term Loan -- Waste and
            trash systems supplier...........................        06/15/03             5,035
  13,975    Tracor, Inc., Term Loan -- Manufacturer of
            electronic systems and devices for the defense
            and aerospace industries.........................  10/31/00 to 04/30/01      13,996
   8,000    Tri-Star Aerospace, Revolving Credit --
            Distributor of fasteners.........................        09/30/03             8,066
                                                                                     ----------
                                                                                        137,786
                                                                                     ----------
            AUTOMOTIVE  3.3%
  18,167    Bluebird Body Co., Term Loan -- Manufacturer of
            school buses.....................................        11/19/03            18,214
     208    Bluebird Body Co., Revolving Credit..............        11/19/03               208
  21,292    Cambridge Industries, Inc., Term Loan --
            Manufacturer of plastic components for autos.....  05/17/02 to 05/17/04      21,407
  20,691    Collins & Aikman Products Co., Term Loan --
            Manufacturer of auto interiors, home interiors
            and wallpapers...................................  01/13/02 to 12/31/02      20,731
  18,000    Columbus-McKinnon Co., Term Loan -- Manufacturer
            of material handling equipment...................  09/30/01 to 09/30/03      18,043
   4,648    Columbus-McKinnon Co., Revolving Credit..........        09/30/01             4,647
  46,883    Hayes Wheels International, Inc., Term Loan --
            Designer and manufacturer of car and truck
            wheels...........................................  07/31/02 to 07/31/04      46,972
   1,033    Lear Seating Corp., Revolving Credit --
            Manufacturer of automobile and truck seat
            systems..........................................        09/30/01             1,033
  11,933    Numatics, Inc., Term Loan -- Manufacturer of
            pneumatic fluid power equipment..................        12/31/03            12,000
  10,000    Sinter Metals, Inc., Term Loan -- Manufacturer of
            powder metal products............................        06/30/05            10,046
  10,492    Stanadyne Automotive, Term Loan -- Manufacturer
            of diesel injection devices and engine parts.....        12/31/01            10,501
  19,800    Venture Holding Trust, Term Loan -- Manufacturer
            of auto parts....................................        06/30/03            19,849
                                                                                     ----------
                                                                                        183,651
                                                                                     ----------

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            AUTOMOTIVE (CONTINUED)
            BUILDING/HOUSING  2.0%
 $59,850    National Gypsum Co., Term Loan -- Wallboard
            manufacturer.....................................        09/20/03        $   59,938
  29,381    PrimeCo, Inc., Term Loan -- Equipment leasing....        12/31/02            29,414
  19,667    Walter Industries, Inc., Term Loan -- Home
            builder..........................................        01/22/03            19,685
                                                                                     ----------
                                                                                        109,037
                                                                                     ----------
            CABLE  9.3%
  14,312    Adelphia Cable Partners, L.P., Revolving Credit
            -- Cable television operator.....................        12/31/03            14,400
   3,182    Alexcom Limited Partnership, Term Loan --
            Cellular telephone systems operator..............        06/30/00             3,182
  12,000    Cablevision of Ohio, Term Loan -- Cable
            television owner/operator........................        12/31/05            12,016
   6,000    Cable Systems International, Term Loan
            --Electrical wire and cable manufacturer.........        12/31/02             6,019
  46,500    Charter Communications Entertainment I, Term Loan
            -- Cable television systems operator.............  12/31/03 to 12/31/04      46,608
  23,500    Charter Communications Entertainment II, Term
            Loan -- Cable television systems operator........        09/30/04            23,577
  47,500    Chelsea Communications, Inc., Term Loan -- Cable
            television systems operator......................        09/30/04            47,586
  21,500    Classic Cable, Inc., Term Loan -- Cable
            television systems operator......................        06/30/05            21,602
  16,773    Coaxial Communications of Central Ohio, Term Loan
            -- Cable television systems operator.............        12/31/99            16,646
  26,250    Comcast MH Holdings, Term Loan -- Cable
            television systems operator......................        12/31/03            26,294
   2,844    CSG Systems International, Inc., Term Loan --
            Communications management consultant.............        12/31/00             2,846
  43,000    Falcon Cable Media, Term Loan -- Cable television
            systems operator.................................        07/11/05            43,055
  26,500    Frontiervision Operating Partners, L.P., Term
            Loan -- Cable television systems operator........        06/30/05            26,599
   6,636    Insight Communications, Revolving Credit --Cable
            television systems operator......................        03/31/05             6,702
  18,500    Intermedia Partners, Term Loan --Cable television
            system owner/operator............................        01/01/05            18,535
   6,425    James Cable Partners, L.P., Term Loan -- Cable
            television systems operator......................        06/30/00             6,465
     300    James Cable Partners, L.P., Revolving Credit.....        06/30/00               306
   3,250    Lenfest Communications, Term Loan -- Cable
            television systems operator......................        09/30/03             3,255


                                               See Notes to Financial Statements

                         January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            CABLE (CONTINUED)
 $ 3,918    Lenfest Communications, Revolving Credit.........        09/30/03        $    3,931
  65,313    Marcus Cable Operating Co., L.P., Term Loan --
            Cable television systems operator................  12/31/02 to 04/30/04      65,663
   1,250    Marcus Cable Operating Co., L.P., Revolving
            Credit...........................................        12/31/02             1,339
   5,000    Mark Twain Cablevision, Term Loan --Cable
            television systems operator......................        06/30/04             5,038
  10,800    Northland Cable Television, Inc., Term Loan --
            Cable television systems operator................        09/30/04            10,853
  47,500    TCI Pacific Communications, Term Loan -- Cable
            television systems operator......................        12/31/04            47,623
   6,441    TCI Southeast, Inc., Term Loan -- Cable
            television systems operator......................        06/30/01             6,451
   7,890    TCI Southeast, Inc., Revolving Credit............        06/30/01             7,907
  25,000    Triax Midwest Association, Term Loan --Cable
            television systems operator......................        06/30/05            25,123
  20,000    UCA Corp., Revolving Credit -- Cable television
            systems operator.................................        09/30/03            20,121
                                                                                     ----------
                                                                                        519,742
                                                                                     ----------
            CHEMICAL  3.0%
   9,134    Cedar Chemicals Corp., Term Loan -- Manufacturer
            of fertilizer....................................        10/30/03             9,169
   8,000    Hampshire Chemical Co., Term Loan -- Manufacturer
            of specialty chemicals...........................        09/01/03             8,014
  53,769    Huntsman Group Holding Corp., Term Loan --
            Integrated chemical, plastic, packaging
            producer.........................................  12/31/02 to 12/31/04      53,871
   7,048    Huntsman Group Holding Corp., Revolving Credit...        12/31/02             7,073
  12,216    Reid Plastics, Inc., Term Loan --Plastic bottle
            manufacturer.....................................        03/31/03            12,298
  15,000    Rheox, Inc., Term Loan -- Chemical additives
            manufacturer.....................................        01/30/04            15,037
  43,442    Sterling Chemicals, Inc., Term Loan -- Commodity
            petrochemical manufacturer.......................        09/30/04            43,630
   6,922    Texas Petrochemicals, Term Loan -- Processor of
            petrochemicals...................................        06/30/04             6,941
  12,442    Thoro System Products, Inc., Term Loan --
            Manufacturer of chemicals for construction
            industry.........................................        12/20/02            11,840
                                                                                     ----------
                                                                                        167,873
                                                                                     ----------

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            ELECTRIC/ELECTRONICS  2.1%
 $ 6,825    Banker's Systems, Inc., Term Loan -- Supplier of
            compliance services and products.................        11/01/02        $    6,824
  33,250    Berg Electronics, Inc., Term Loan -- Manufacturer
            of electronic connectors.........................        12/31/02            33,301
  14,432    Circo Craft Technology, Inc., Term Loan
            --Manufacturer of printed circuit boards and
            backplanes.......................................  11/30/02 to 06/30/05      14,469
   1,850    Exide Electronics Group, Inc., Term Loan --
            Manufacturer of uninterruptible power supply
            products.........................................        03/13/01             1,856
   2,600    Exide Electronics Group, Inc., Revolving
            Credit...........................................        03/13/01             2,614
   9,500    HG Holdings, Inc., Term Loan -- Payment and
            information processing provider..................        06/30/01             9,543
  10,000    Phase Metrics, Inc., Term Loan -- Manufacturer of
            computer production test equipment...............        11/27/01            10,046
  20,000    Primark Corp., Term Loan -- Information services
            provider.........................................        06/30/02            20,018
   8,358    Rowe International, Inc., Term Loan --
            Manufacturer of jukeboxes and electronic
            equipment (d)....................................        12/31/97             7,105
   9,000    Sarcom, Inc., Term Loan -- Information services
            provider.........................................        12/31/02             9,000
                                                                                     ----------
                                                                                        114,776
                                                                                     ----------
            ENTERTAINMENT/LEISURE  6.0%
  80,053    AMF Group, Inc., Term Loan -- Bowling center
            operator and equipment manufacturer..............  03/31/01 to 03/31/04      80,171
     356    AMF Group, Inc., Revolving Credit................        03/31/01               356
   5,403    DW Investment, Inc., Revolving Credit --
            Communications and entertainment conglomerate....        08/09/00             5,408
   6,343    Fairways Group, L.P., Term Loan -- Multiple golf
            course owner/operator............................        04/30/02             6,411
  30,000    Fleer Corp., Term Loan -- Comic books and sports
            cards............................................        02/28/02            30,023
   6,000    H.E.C. Investments, Inc., Term Loan -- Fitness
            club operator....................................        12/31/00             6,017
  23,460    Marvel IV Holdings, Revolving Credit -- Comic
            books, sports cards, and outdoor equipment.......        06/03/99            23,636
  28,571    Metro-Goldwyn-Mayer, Term Loan --
            Movie/television producer........................        09/30/02            29,175
  10,171    Metro-Goldwyn-Mayer, Revolving Credit............        09/30/01            11,258
  15,705    M.W. Manufacturer, Term Loan -- Manufacturer of
            sporting goods and table games...................        09/15/02            15,762
27,667..    Orion Pictures Corp., Term Loan -- Theatrical
            production.......................................        06/30/01            27,811
  24,130    Six Flags Theme Parks, Term Loan -- Theme park
            operator.........................................        06/23/03            24,162
   6,700    Sportcraft, Ltd., Term Loan -- Supplier of
            branded sporting goods...........................        12/31/02             6,747



                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            ENTERTAINMENT/LEISURE (CONTINUED)
 $ 8,250    TW Recreational Service, Term Loan -- Provider of
            food and services for state and national parks...        09/30/02        $    8,288
   9,700    The U.S. Playing Card Co., Term Loan --
            Manufacturer/distributor of playing cards........        09/30/02             9,664
  15,000    Vail Corp., Term Loan -- Mountain resort
            operator.........................................        04/15/04            15,022
  36,813    Viacom, Inc., Term Loan -- Entertainment
            media/television programming.....................        07/01/02            36,839
                                                                                     ----------
                                                                                        336,750
                                                                                     ----------
            FINANCE  0.6%
   4,642    Ark Asset Holdings, Inc., Term Loan --
            Institutional money manager......................        11/30/01             4,642
  14,000    Blackstone Capital Co., Term Loan -- Financial
            services.........................................        05/31/99            14,050
  14,947    Outsourcing Solutions, Inc., Term Loan --
            Provider of accounts receivable management
            services.........................................        11/01/03            14,981
                                                                                     ----------
                                                                                         33,673
                                                                                     ----------
            FOOD/BEVERAGE  6.5%
  10,973    American Italian Pasta Co., Term Loan -- Pasta
            products producer................................        02/28/04            11,017
  11,535    Amerifoods, Inc., Term Loan -- Manufacturer of
            snack foods and bakery products..................  12/31/97 to 06/30/02      10,960
   4,158    Edwards Baking Corp., Term Loan -- Manufacturer
            of bakery products...............................  09/30/00 to 10/31/02       4,173
  22,274    Foodbrands America, Term Loan -- Manufacturer of
            food products....................................  01/15/00 to 02/28/03      22,326
     456    Foodbrands America, Revolving Credit.............        01/15/00               458
   4,863    Ghirardelli Holdings Corp., Term Loan --
            Manufacturer of chocolate products...............        03/30/03             4,902
   9,957    IM Stadium, Inc., Term Loan -- Sports stadium
            concessions......................................  12/31/02 to 12/31/03      10,002
  34,000    International Home Food, Term Loan --
            Manufacturer of branded food products............  09/30/04 to 09/30/05      34,045
  14,868    Keebler Holding Corp., Term Loan -- Manufacturer
            and distributor of cookies and crackers..........  07/31/03 to 07/31/04      14,889
   1,495    Mistic Brands, Inc., Revolving Credit -- Producer
            and marketer of carbonated and non-carbonated
            beverages........................................        09/30/99             1,529
   5,375    Mistic Brands, Inc., Term Loan...................        09/30/01             5,474
  18,810    President Baking Co., Inc., Term Loan --
            Bread/bread products manufacturer................        12/30/02            18,750
  39,838    Rykoff-Sexton, Inc., Term Loan -- Distributor and
            manufacturer of food and related non-food
            products.........................................  10/31/02 to 04/30/03      39,922



                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            FOOD/BEVERAGE (CONTINUED)
 $46,011    S.C. International Services, Term Loan --
            In-flight food services..........................  09/30/00 to 09/30/03  $   46,126
  14,108    Select Beverages, Inc., Term Loan -- Independent
            bottler..........................................  06/30/01 to 06/30/02      14,138
  66,664    Silgan Corp., Term Loan -- Manufacturer of food
            cans.............................................  12/31/00 to 03/15/02      66,665
   3,307    Silgan Corp., Revolving Credit...................        12/31/00             3,307
  25,000    Stroh Brewery Co., Term Loan -- Beer producer and
            distributor......................................        06/30/03            25,110
  20,779    Van De Kamp's, Inc., Term Loan -- Frozen seafood
            processor/distributor............................  04/30/03 to 09/30/03      20,847
   7,219    Windsor Quality Food, Term Loan -- Frozen food
            processor........................................        12/31/01             7,246
                                                                                     ----------
                                                                                        361,886
                                                                                     ----------
            FOOD STORES  4.6%
  34,013    Bruno's, Inc., Term Loan -- Southeastern retail
            food chain operator..............................  02/18/03 to 02/18/05      34,216
  12,870    Carr-Gottstein Foods, Term Loan -- Alaska based
            retail food chain operator.......................        12/31/02            12,880
   9,821    Core-Mark International, Revolving Credit --
            Wholesale distributor............................        06/30/01             9,937
  20,128    Grand Union Co., Term Loan -- New York based
            retail food chain operator.......................        06/15/02            20,134
   7,733    Harvest Foods, Inc., Term Loan -- Mississippi
            based retail food chain operator (d) (f).........        06/30/02             5,839
  28,429    Pathmark Stores, Inc., Term Loan -- New Jersey
            based retail food chain operator.................  07/31/98 to 10/31/99      28,412
   2,523    Pathmark Stores, Inc., Revolving Credit..........        07/31/98             2,476
   2,691    Ralph's Grocery Co., Revolving Credit -- Los
            Angeles, California based retail food chain
            operator.........................................        06/15/01             2,702
  68,553    Ralph's Grocery Co., Term Loan...................  06/15/01 to 02/15/04      68,691
  61,846    Smith Food & Drug Center, Term Loan -- Food and
            drug retailer....................................  08/31/02 to 08/31/05      62,100
   8,331    Star Markets Co., Inc., Term Loan -- New England
            based retail food chain operator.................  01/31/01 to 12/31/02       8,332
   2,174    Star Markets Co., Inc., Revolving Credit.........        01/31/01             2,177
                                                                                     ----------
                                                                                        257,896
                                                                                     ----------
            FUEL RETAILER  0.1%
   2,877    Truckstops of America, Inc., Term Loan --
            Interstate fueling stations operator.............        12/10/00             2,845
                                                                                     ----------


                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------
            HEALTHCARE  5.8%
 $13,101    Alaris Medial Systems, Inc., Term Loan --
            Infusion systems provider........................  11/30/03 to 05/31/05  $   13,117
   4,200    Alaris Medial Systems, Inc., Revolving Credit....        08/30/02             4,200
  59,493    Community Health Systems, Inc., Term Loan --
            Provider of healthcare services..................  12/31/03 to 12/31/05      59,706
  37,500    Corning Clinical Labs, Term Loan -- Clinical
            testing laboratory operator......................  12/15/02 to 12/15/03      37,720
  57,067    Dade International, Inc., Term Loan -- Medical
            equipment manufacturer/marketer..................  12/31/01 to 12/31/04      57,291
  15,833    Graphic Controls Corp., Term Loan -- Manufacturer
            of medical equipment.............................        09/28/03            15,867
  24,787    Integrated Health Services, Inc., Revolving
            Credit -- Provider of post-acute healthcare
            services.........................................        06/30/02            24,942
   7,563    Magellan Health Services, Revolving Credit --
            Behavorial healthcare services provider..........  10/16/00 to 10/16/01       7,579
   7,000    Medical Specialities, Term Loan -- Supplier of
            medical pumps and consumables....................  06/30/01 to 06/30/04       7,035
   9,975    Mediq/PRN Life Support, Term Loan -- Medical
            equipment rental operator........................        09/30/04            10,023
  18,315    Merit Behavioral Corp., Term Loan -- Psychiatric
            hospital operator................................        10/06/03            18,365
  60,000    National Medical Care, Inc., Term Loan -- Kidney
            dialysis service provider........................        09/30/03            60,278
   6,000    Premiere Ambulatory, Term Loan -- Outpatient
            surgery centers..................................  06/30/01 to 06/30/03       6,046
                                                                                     ----------
                                                                                        322,169
                                                                                     ----------
            MANUFACTURING  6.9%
   7,481    CII Carbon, L.L.C., Term Loan -- Calcined coke
            producer.........................................        09/30/04             7,521
  12,344    Calmar, Inc., Term Loan -- Manufacturer of
            dispensing and spray products....................  09/15/03 to 03/15/04      12,365
   9,844    CBP Resources, Inc., Term Loan -- Manufacturer of
            animal feed ingredients..........................        09/30/03             9,884
  15,238    Dal-Tile Group, Inc., Term Loan -- Ceramic tile
            and floor covering manufacturer/retailer.........        12/31/02            15,264
   3,429    Dal-Tile Group, Inc., Revolving Credit...........        12/31/02             3,434
  21,868    Desa International, Inc., Term Loan --
            Diversified manufacturer of heaters, fireplaces,
            and specialty tools..............................        02/28/03            21,981
  52,500    E&S Holding Corp., Term Loan -- Manufacturer of
            sporting goods/juvenile products.................  09/30/03 to 03/30/06      52,550
     750    E&S Holding Corp., Revolving Credit..............        09/30/03               750

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            MANUFACTURING (CONTINUED)
 $ 9,321    Ebel USA, Inc., Term Loan -- Manufacturer of
            luxury time pieces...............................        09/30/01        $    9,318
   1,946    Essex Group, Inc., Revolving Credit --
            Manufacturer of electrical wire and cable........        10/31/01             1,972
  10,625    Health O Meter, Inc., Term Loan -- Manufacturer
            of small appliances..............................        08/15/01            10,569
  10,000    Hedstrom Corp., Term Loan -- Manufacturer of
            children's outdoor toys..........................        04/27/01            10,023
   6,484    Identity Group, Inc., Term Loan -- Manufacturer
            of identity products.............................        11/22/03             6,513
  10,435    Intermetro Industries Corp., Term Loan --
            Manufacturer of metal/polymer storage products...  06/30/03 to 06/30/04      10,404
  36,022    International Wire Group, Term Loan --
            Manufacturer of auto, appliance, and
            communication wires..............................  09/30/02 to 09/30/03      36,105
   9,634    IPC, Inc., Term Loan -- Manufacturer of packaging
            materials........................................        09/30/01             9,647
   2,306    IPC, Inc., Revolving Credit......................        09/30/01             2,314
  29,001    Johnstown America, Term Loan -- Manufacturer of
            railcars.........................................        03/31/03            29,063
  20,045    Lifestyle Furnishing, Term Loan -- Manufacturer
            of furniture and fabric..........................        08/30/04            20,139
   8,400    Mettler Toledo Holdings, Term Loan --
            Manufacturer of weighing instruments.............  12/31/03 to 12/31/04       8,427
   5,000    Precise Technology, Term Loan -- Custom injection
            molding company..................................        03/31/03             5,037
   5,542    Rayovac Corp., Term Loan -- Manufacturer of
            battery, lighting products.......................  09/30/03 to 09/30/04       5,553
  10,000    RBX Corp., Term Loan -- Manufacturer of rubber
            products.........................................        12/31/03            10,018
   9,682    RTI Funding Corp., Term Loan -- Manufacturer of
            building blocks for children.....................  02/08/03 to 02/03/04       9,731
   8,810    Safelite Glass Corp, Term Loan -- Manufacturer of
            auto glass replacement...........................  12/19/02 to 12/09/04       8,851
   1,000    Samsonite Corp., Term Loan -- Manufacturer of
            luggage..........................................        07/14/00             1,000
     111    Samsonite Corp., Revolving Credit................        07/14/00               111
   6,957    Simmons Co., Term Loan -- Manufacturer and
            distributor of bedding...........................        03/31/03             6,977
  12,944    Superior Telecom, Inc., Revolving Credit --
            Manufacturer of copper wire and cable............        10/31/01            13,017
  24,000    UCAR International, Inc., Term Loan --
            Manufacturer of graphite/carbide electrodes......        12/31/02            24,030

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            MANUFACTURING (CONTINUED)
 $ 7,871    U.F. Acquisition, Term Loan -- Provider of
            fixtures and storage for retail stores...........        12/15/02        $    7,941
  13,965    Wesley Jessen Corp., Term Loan -- Manufacturer of
            contact lenses...................................        02/29/04            14,040
                                                                                     ----------
                                                                                        384,549
                                                                                     ----------
            PAPER  5.9%
  22,394    Advo, Inc., Term Loan -- Direct mail marketing
            company..........................................        03/31/04            22,458
  27,118    Crown Paper Co./Crown Vantage, Inc., Term Loan --
            Producer of value-added paper products...........  06/30/02 to 08/22/03      27,117
   1,504    Crown Paper Co./Crown Vantage, Inc., Revolving
            Credit...........................................        06/30/02             1,512
   5,000    CST Office Products, Inc., Term Loan --
            Manufacturer and distributor of stock computer
            forms............................................        12/31/01             5,071
  35,311    Fort Howard Corp., Term Loan -- Paper
            manufacturer.....................................  03/31/02 to 12/31/02      35,417
 105,623    Jefferson Smurfit Corp., Term Loan -- Corrugated
            paper products manufacturer......................  04/30/01 to 10/31/02     105,733
  27,947    S.D. Warren Co., Term Loan -- Coated-free paper
            manufacturer.....................................        04/26/04            27,993
  91,673    Stone Container Corp., Term Loan -- Paper
            products manufacturer............................  04/01/00 to 10/01/03      91,757
   1,587    Stone Container Corp., Revolving Credit..........        05/15/99             1,587
   7,200    Stronghaven, Inc., Term Loan -- Corrugated
            container manufacturer...........................        05/15/04             7,248
                                                                                     ----------
                                                                                        325,893
                                                                                     ----------
            PERSONAL/NON-DURABLE  2.7%
   6,396    Chattem, Inc., Term Loan -- Manufacturer and
            marketer of OTC pharmaceuticals..................        10/30/02             6,417
  44,280    Mary Kay Cosmetics, Term Loan -- Direct cosmetic
            sales............................................        12/06/02            44,294
   8,000    Personal Care Holdings, Term Loan -- Manufacturer
            and marketer of consumer products................        04/09/03             8,055
  37,935    Playtex Products, Inc., Term Loan -- Manufacturer
            of beauty aid and hygiene products...............        06/30/02            37,969
  54,577    Revlon Consumer Products Corp., Term Loan --
            Manufacturer of cosmetics........................        12/31/00            54,893
                                                                                     ----------
                                                                                        151,628
                                                                                     ----------

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------
            PRINTING  3.7%
 $21,280    Advanstar Holdings, Inc., Term Loan -- Trade
            magazine publisher and trade show exhibitor......  12/31/02 to 12/31/03  $   21,406
  47,184    American Media Operations, Inc., Term Loan --
            Magazine/newspaper publisher.....................  09/30/01 to 09/30/02      47,054
  16,041    Brylane, L.P., Term Loan -- Catalog retailer of
            apparel..........................................  01/31/02 to 02/28/03      16,082
   7,663    Garden State Newspapers, Term Loan -- Suburban
            newspaper operator...............................        03/31/04             7,704
  10,274    Garden State Newspapers, Revolving Credit........  06/30/03 to 03/31/04      10,360
  27,525    Journal News, Inc., Term Loan -- Multiple
            newspaper printer................................        12/31/02            27,547
   4,000    K III Communications, Term Loan -- Diversified
            publisher........................................        06/30/04             4,017
  22,250    Peterson Publications, Term Loan -- Consumer
            magazines publisher..............................  12/31/02 to 09/30/04      22,341
  12,000    Polyfibron Technologies, Inc., Term Loan --
            Manufacturer/marketer of consumable printing
            products.........................................        12/28/03            12,030
  26,730    Treasure Chest Advertising, Term Loan --
            Advertising circular producer....................        12/31/01            26,739
  10,000    Treasure Chest Advertising, Revolving Credit.....        12/31/01            10,020
                                                                                     ----------
                                                                                        205,300
                                                                                     ----------
            RADIO AND TELEVISION BROADCASTING  5.7%
   5,160    American Radio Systems, Revolving Credit -- Radio
            station owner/operator...........................        12/31/04             5,327
  13,497    Benedek Broadcasting Corp., Term Loan --
            Television station owner/operator................  05/01/01 to 11/01/02      13,515
  10,000    Citicasters, Inc., Term Loan -- Radio station
            owner/operator...................................        06/12/04            10,041
  35,000    Eller Media Co., Term Loan -- Outdoor
            advertiser.......................................        12/31/04            35,079
   4,800    Evergreen Media Corp., Term Loan -- Radio station
            owner/operator...................................        12/31/02             4,802
  10,544    Evergreen Media Corp., Revolving Credit..........        12/31/02            10,549
  10,952    Katz Media Corp., Term Loan -- Media
            representation firm..............................        12/31/04            10,972
   1,286    Katz Media Corp., Revolving Credit...............        12/31/04             1,293
  45,798    Outdoor Systems, Inc., Term Loan -- Outdoor
            advertiser.......................................  12/31/02 to 12/31/03      46,731
  15,000    Patterson Broadcasting, Term Loan -- Radio
            station operator.................................        06/30/04            15,078
  10,246    River City Broadcasting, L.P., Term Loan --
            Midwestern radio station owner/operator..........        12/31/99            10,285
  62,630    Sinclair Broadcasting Group, Inc., Term Loan --
            Television and radio station owner/operator......  12/31/02 to 11/30/03      62,715
   6,705    Sinclair Broadcasting Group, Inc., Revolving
            Credit...........................................        11/30/03             6,710
   9,511    SKTV, Inc., Term Loan -- Television station
            owner/operator...................................        07/31/02             9,450

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            RADIO AND TELEVISION BROADCASTING (CONTINUED)
 $ 7,000    Smith Television, Term Loan -- Television station
            owner/operator...................................        12/31/02        $    7,035
  22,737    Sullivan Broadcasting, Term Loan -- Television
            station owner/operator...........................        12/31/03            22,793
   1,680    Sullivan Broadcasting, Revolving Credit..........        12/31/03             1,683
  11,298    Universal Outdoor, Inc., Revolving Credit --
            Outdoor advertiser...............................        09/30/03            11,401
  29,700    Young Broadcasting, Inc., Term Loan -- Television
            broadcaster......................................        09/30/03            29,717
      48    Young Broadcasting, Inc., Revolving Credit.......        09/30/03                67
                                                                                     ----------
                                                                                        315,243
                                                                                     ----------
            RESTAURANTS  0.3%
   8,778    America's Favorite Chicken Co., Term Loan --
            Church's and Popeye's Fried Chicken
            restaurants......................................        10/31/01             8,778
     960    Carvel Corp., Term Loan -- Soft ice cream
            products franchiser..............................        12/31/98               960
   4,129    Long John Silver's Restaurants, Inc., Term Loan
            -- Retail seafood restaurant owner/operator......        09/30/04             4,444
                                                                                     ----------
                                                                                         14,182
                                                                                     ----------
            RETAIL  3.9%
     100    American Blind and Wallpaper Factory, Inc., Term
            Loan -- Wallcover distributor....................        03/07/97                99
  32,500    Camelot Music, Inc., Term Loan -- Retail
            distributor of music and video
            cassettes (d) (f)................................        02/28/02            24,394
  17,525    Color Tile, Inc., Term Loan -- National retailer
            of floor and wall covering products (d)..........        12/31/98            12,267
   1,191    Color Tile Holdings, Inc., Revolving
            Credit (d).......................................        12/31/97             1,170
   8,000    CSK Auto, Inc., Term Loan -- Auto parts
            retailer.........................................        10/31/03             8,108
   4,560    CSK Auto, Inc., Revolving Credit.................        10/31/03             4,654
  26,369    Federated Department Stores, Inc., Term Loan --
            National department store chain..................        03/31/00            26,471
   2,985    Kirkland's Holdings, Term Loan -- Retailer of
            decorative home accessories and gift items.......        06/30/02             3,002
  37,500    Kmart Corp., Term Loan -- International mass
            merchandise retailer.............................        06/17/99            38,016
  13,780    Luxottica U.S. Holdings, Term Loan -- Eyewear
            retailer and manufacturer........................        06/30/01            13,787
   6,700    Movie Gallery, Term Loan -- Video speciality
            retailer.........................................        06/30/00             6,715
   7,435    Nebraska Book Co., Term Loan -- Used book
            distributor......................................        10/31/03             7,457
  26,000    Payless Cashways, Inc., Term Loan -- Building
            products retailer................................        11/20/00            26,107

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            RETAIL (CONTINUED)
 $11,143    Payless Cashways, Inc., Revolving Credit.........        11/20/00        $   11,219
  10,879    Peebles, Inc., Term Loan -- Mid-Atlantic
            retailer.........................................        06/09/02            11,045
  19,375    QVC Programming, Term Loan -- Home shopping
            television network...............................        02/15/02            19,422
     261    Service Merchandise, Revolving Credit -- Catalog
            retailer.........................................        06/08/99               304
                                                                                     ----------
                                                                                        214,237
                                                                                     ----------
            TEXTILES  2.1%
  11,385    American Marketing Industries, Inc., Term Loan --
            Textile manufacturer.............................        11/30/02            11,447
   5,750    Homemakers Industries, Term Loan -- Manufacturer
            of braided rugs..................................        06/30/04             5,786
   8,598    Hosiery Corp. of America, Term Loan --
            Manufacturer/direct mail marketer of women's
            hosiery..........................................        07/31/01             8,468
   7,950    Ithaca Industries, Inc., Term Loan --
            Undergarment and hosiery manufacturer............        08/31/99             8,104
     775    Ithaca Industries, Inc., Revolving Credit........        08/31/99               917
  14,652    Johnston Industries, Term Loan -- Diversified
            manufacturer of home furnishings and textiles....        03/28/03            14,743
  32,517    London Fog Industries, Inc., Term Loan --
            Manufacturer of rainwear and outerwear (e).......        05/31/02            24,913
  12,500    Maxim Group, Inc., Term Loan -- Retail chain of
            floor coverings..................................        09/30/03            12,544
  20,000    Polymer Group, Inc., Term Loan -- Manufacturer of
            polyolefin products..............................        03/31/02            20,036
   7,200    William Carter Co., Term Loan -- Manufacturer of
            children's clothing..............................        10/30/03             7,232
                                                                                     ----------
                                                                                        114,190
                                                                                     ----------
            TRANSPORTATION  0.7%
  13,547    Atlas Air, Inc., Revolving Credit -- Air cargo
            carrier..........................................        06/30/98            13,618
  26,162    Continental Micronesia, Term Loan -- Commercial
            airlines.........................................  07/31/01 to 07/31/03      26,222
                                                                                     ----------
                                                                                         39,840
                                                                                     ----------
            WIRELESS COMMUNICATIONS  5.9%
  23,250    Arch Communications Group, Inc., Term Loan --
            Wireless communications operator.................  12/31/02 to 12/31/03      23,287
   2,100    Arch Communications Group, Inc., Revolving
            Credit...........................................        12/31/02             2,101
   5,000    Clarity Telecom, Inc., Term Loan -- Seller and
            servicer of telephone systems and software.......        11/30/02             5,024
  12,098    Comcast Cellular Communications, Revolving Credit
            -- Cellular systems operator.....................        09/30/03            12,206
  17,739    Comcast Cellular Communications, Term Loan.......        09/30/04            17,882



                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            WIRELESS COMMUNICATIONS (CONTINUED)
 $ 6,585    Intesys Technologies, Inc., Term Loan --
            Equipment manufacturer for
            telecommunications/autos.........................        12/31/01        $    6,597
  45,735    Mobilemedia Communications, Term Loan --
            Nationwide paging operator.......................  06/30/02 to 06/30/03      44,937
   1,616    Mobilemedia Communications, Revolving Credit.....        06/30/02             1,597
  60,000    Nextel Communications, Term Loan -- Wireless
            communications operator..........................        06/30/03            60,873
  12,769    Shared Technologies, Term Loan -- Provider of
            telecommunications services......................  03/30/01 to 03/31/03      12,821
     667    Shared Technologies, Revolving Credit............        03/30/01               675
  13,050    Skytel Corp., Revolving Credit -- Wireless
            communications operator..........................        12/31/01            13,117
  50,000    Sprint Spectrum, L.P., Term Loan -- Wireless
            communications operator..........................        01/31/02            50,636
   9,500    Teletouch Communications, Term Loan -- Wireless
            communications operator..........................        11/30/03             9,652
  65,000    Western Wireless Corp., Term Loan -- Cellular and
            personal communications services operator........        03/31/05            65,049
                                                                                     ----------
                                                                                        326,454
                                                                                     ----------
            OTHER  4.6%
  11,925    Alliance Coal Corp., Term Loan -- Coal mining....  12/31/01 to 12/31/02      11,971
  43,065    Allied Waste North America, Term Loan -- Waste
            service..........................................  06/30/01 to 06/30/05      43,271
  25,000    Amax Gold, Inc., Term Loan -- Gold and silver
            mining and processing............................        12/31/01            25,152
   9,900    American Disposal Services, Term Loan -- Waste
            service..........................................        06/30/03             9,950
   9,950    Anker Coal Group, Inc., Term Loan -- Coal
            mining...........................................        06/30/04             9,998
  20,630    Borg-Warner Security Corp., Term Loan --
            Protection services..............................        12/31/98            20,961
  16,536    Brand Scaffold Services, Term Loan -- Industrial
            scaffolding rental services......................  09/30/02 to 09/30/04      16,622
   9,671    Fairmont Minerals, Ltd., Term Loan -- Silica pond
            and gravel supplier..............................        03/31/03             9,722
  13,075    Loewen Group, Inc., Revolving Credit -- Funeral
            home and cemetery owner/operator.................        05/29/01            13,220
   6,475    Rigco North America, Inc., Term Loan -- Oil rig
            owner/operator...................................        09/30/98             6,516
  22,616    Ryder TRS, Inc., Term Loan -- Rental
            truck/trailer operator...........................        10/31/01            22,672
   5,000    SMC Acquisition Corp., Term Loan -- Carts/storage
            lockers..........................................        06/30/03             5,023


                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                               Stated           Value
  (000)                         Borrower                            Maturity*          (000)
-----------------------------------------------------------------------------------------------

            OTHER (CONTINUED)
 $19,923    United Stationers Supply Co., Term Loan --
            Distributor of office products...................        10/31/03        $   19,965
  34,612    US Office Products, Revolving Credit -- Office
            products retailer................................        08/21/01            34,876
   8,760    USS Acquisition, Inc., Term Loan -- Producer of
            industrial silica................................        12/31/03             8,828
                                                                                     ----------
                                                                                        258,747
                                                                                     ----------
            TOTAL VARIABLE RATE ** SENIOR LOAN
            INTERESTS  88.2%.................................                         4,898,347
                                                                                     ----------


                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                        Value
                                 Borrower                                               (000)
------------------------------------------------------------------------------------------------
            EQUITIES  0.3%
            America's Favorite Chicken Co. (604,251 common shares) (b)(c)...........  $    2,004
            America's Favorite Chicken Co. ($3,486,400 par amount of preferred stock, 10.0% coupon, maturity 04/11/04, convertible into 10.0% cash pay
            subordinated debt) (b)(e)...............................................       3,487
            Best Products Co., Inc. (297,480 common shares) (c).....................           0
            Best Products Co., Inc. (Warrants for 28,080 common shares) (c).........           0
            Classic Cable, Inc. (Warrants for 760 common shares) (c)................           0
            Dan River, Inc., Class A (10,975 common shares) (b)(c)..................       1,967
            Flagstar Cos., Inc. (8,755 common shares) (c)...........................           9
            London Fog Industries, Inc. (10,833,012 common shares) (b)(c)...........           0
            London Fog Industries, Inc., ($19,181,547 par amount of preferred stock,
            17.5% coupon, maturity 05/31/02) (b)(e).................................       9,591
            Nextel Communications, Inc. (Warrants for 60,000 common
            shares) (b)(c)..........................................................          23
            RIGCO, North America, L.L.C (Warrants for .325% interest of company's
            fully diluted equity)...................................................          16
                                                                                      ----------
            TOTAL EQUITIES..........................................................      17,097
                                                                                      ----------
            TOTAL LONG-TERM INVESTMENTS  88.5%
            (Cost $4,932,113,535) (a)...............................................   4,915,444
                                                                                      ----------
            SHORT-TERM INVESTMENTS AT AMORTIZED COST
            COMMERCIAL PAPER  1.1%
            Comdisco, Inc. ($20,000,000 par, maturing 02/10/97, yielding 5.45%).....      19,973
            Cox Communications, Inc. ($20,000,000 par, maturing 02/10/97 to
            02/14/97, yielding 5.45% to 5.46%)......................................      19,966
            Federal Express Corp. ($20,000,000 par, maturing 02/03/97, yielding
            5.47%)..................................................................      19,994
                                                                                      ----------
            TOTAL COMMERCIAL PAPER..................................................      59,933
                                                                                      ----------
            SHORT-TERM LOAN PARTICIPATIONS  9.7%
            American Stores Co. ($30,000,000 par, maturing 02/03/97, yielding
            5.60%)..................................................................      30,000
            Army & Air Force Exchange ($30,000,000 par, maturing 02/21/97, yielding
            5.37%)..................................................................      30,000
            Baxter International, Inc. ($23,800,000 par, maturing 02/03/97, yielding
            5.34%)..................................................................      23,800
            Cabot Corp. ($25,000,000 par, maturing 02/04/97 to 02/21/97, yielding
            5.45% to 5.50%).........................................................      25,000
            Centex Corp. ($12,300,000 par, maturing 02/03/97, yielding 5.62%).......      12,300
            Conagra Inc. ($30,000,000 par, maturing 02/03/97 to 02/12/97, yielding
            5.44% to 5.49%).........................................................      30,000
            Echlin, Inc. ($30,000,000 par, maturing 02/03/97, yielding 5.50%).......      30,000
            Electronic Data Services Corp. ($25,000,000 par, maturing 02/21/97,
            yielding 5.33%).........................................................      25,000
            Englehard Corp. ($20,000,000 par, maturing 02/04/97, yielding 5.32%)....      20,000
            Enron Oil & Gas Co. ($30,000,000 par, maturing 02/03/97, yielding
            5.45%)..................................................................      30,000
            FMC Corp. ($15,000,000 par, maturing 02/21/97, yielding 5.50%)..........      15,000
            Georgia Power Corp. ($5,000,000 par, maturing 02/14/97, yielding
            5.35%)..................................................................       5,000
            Hertz Corp. ($30,000,000 par, maturing 02/07/97 to 02/10/97, yielding
            5.34%)..................................................................      30,000
            IKON Office Solutions, Inc. ($10,000,000 par, maturing 02/03/97,
            yielding 5.60%).........................................................      10,000

                                               See Notes to Financial Statements

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                        Value
                                 Borrower                                               (000)
------------------------------------------------------------------------------------------------

            SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
            Indiana Gas, Inc. ($30,000,000 par, maturing 02/07/97 to 03/03/97,
            yielding 5.35% to 5.40%)................................................  $   30,000
            MAPCO, Inc. ($5,000,000 par, maturing 02/21/97, yielding 5.49%).........       5,000
            Mead Corp. ($30,000,000 par, maturing 02/07/97, yielding 5.47% to
            5.49%)..................................................................      30,000
            National Rural Utilities Coop ($30,000,000 par, maturing 02/06/97 to
            02/13/97, yielding 5.35%)...............................................      30,000
            Pacificorp ($20,000,000 par, maturing 02/20/97, yielding 5.35%).........      20,000
            Ralston Purina Co. ($25,000,000 par, maturing 02/12/97 to 02/18/97,
            yielding 5.50%).........................................................      25,000
            Tandy Corp. ($20,000,000 par, maturing 03/04/97 to 03/13/97, yielding
            5.51% to 5.52%).........................................................      20,000
            Universal Corp. ($30,000,000 par, maturing 02/05/97 to 02/14/97,
            yielding 5.47%).........................................................      30,000
            Union Pacific Corp. ($30,000,000 par, maturing 03/03/97, yielding
            5.51%)..................................................................      30,000
            XTRA, Inc. ($5,000,000 par, maturing 02/03/97, yielding 5.50%)..........       5,000
                                                                                      ----------
            TOTAL SHORT-TERM LOAN PARTICIPATIONS....................................     541,100
                                                                                      ----------
            TIME DEPOSIT  0.1%
            State Street Bank & Trust ($3,500,000 par, to be sold on 02/03/97 at
            $3,501,313).............................................................       3,500
                                                                                      ----------
            TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST  10.9%...................     604,533
                                                                                      ----------
            OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.............................      33,090
                                                                                      ----------
            NET ASSETS  100.0%......................................................  $5,553,067
                                                                                      ----------


(a) At January 31, 1997, cost for federal income tax purposes is $4,932,113,535; the aggregate gross unrealized appreciation is $40,259,182, and the aggregate gross unrealized depreciation is $56,928,647, resulting in net unrealized depreciation of $16,669,465.

(b) Restricted security.

(c) Non-income producing security, as this stock currently does not declare dividends.

(d) This Senior Loan interest is non-income producing.

(e) Payment-in-kind security.

(f) This Borrower has filed for protection in federal bankruptcy court.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                          January 31, 1997 (Unaudited)
              All amounts, except for Net Asset Value information,
                             reported in thousands
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $4,932,113)
  (Note 1)..................................................           $4,915,444
Short-Term Investments (Note 1).............................              604,533
Receivables:
  Interest and Fees.........................................               44,872
  Fund Shares Sold..........................................               28,840
  Investments Sold..........................................                1,039
Other.......................................................                   82
                                                                       ----------
      Total Assets..........................................            5,594,810
                                                                       ----------
LIABILITIES:
Deferred Facility Fees......................................               20,646
Payables:
  Income Distributions......................................                7,054
  Investment Advisory Fee (Note 2)..........................                4,397
  Fund Shares Repurchased...................................                4,025
  Custodian Bank............................................                2,284
  Administrative Fee (Note 2)...............................                1,174
  Distributor and Affiliates (Note 2).......................                  888
Accrued Expenses............................................                1,217
Deferred Compensation and Retirement Plans (Note 2).........                   58
                                                                       ----------
      Total Liabilities.....................................               41,743
                                                                       ----------
NET ASSETS..................................................           $5,553,067
                                                                       ==========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 556,121,269 shares issued and
  outstanding) (Note 3).....................................           $    5,561
Paid in Surplus (Note 3)....................................            5,567,789
Accumulated Undistributed Net Investment Income.............                4,374
Accumulated Net Realized Loss on Investments................               (7,988)
Net Unrealized Depreciation on Investments..................              (16,669)
                                                                       ----------
NET ASSETS..................................................           $5,553,067
                                                                       ==========
NET ASSET VALUE PER COMMON SHARE
  ($5,553,067,126 divided by 556,121,269 shares
  outstanding)..............................................           $     9.99
                                                                       ==========


                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended January 31, 1997 (Unaudited)
                       All amounts reported in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest........................................................  $208,079
Fees............................................................    12,767
Other...........................................................     1,174
                                                                  --------
    Total Income................................................   222,020
                                                                  --------
EXPENSES:
Investment Advisory Fee (Note 2)................................    24,716
Administrative Fee (Note 2).....................................     6,585
Shareholder Services (Note 2)...................................     3,056
Custody.........................................................       632
Legal (Note 2)..................................................       552
Trustee Fees and Expenses (Note 2)..............................        14
Other...........................................................     2,146
                                                                  --------
    Total Expenses..............................................    37,701
                                                                  --------
NET INVESTMENT INCOME...........................................  $184,319
                                                                  ========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments................................  $     48
                                                                  --------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.......................................    (6,313)
  End of the Period.............................................   (16,669)
                                                                  --------
Net Unrealized Depreciation on Investments During the
  Period........................................................   (10,356)
                                                                  --------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................  $(10,308)
                                                                  ========
NET INCREASE IN NET ASSETS FROM OPERATIONS......................  $174,011
                                                                  ========


                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

               For the Six Months Ended January 31, 1997 and the
                      Year Ended July 31, 1996 (Unaudited)
                       All amounts reported in thousands
--------------------------------------------------------------------------------

                                                         Six Months Ended    Year Ended
                                                         January 31, 1997   July 31, 1996
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income...................................    $  184,319       $  281,969
Net Realized Gain on Investments........................            48              542
Net Unrealized Depreciation on Investments During the
  Period................................................       (10,356)         (14,950)
                                                            ----------      -----------
Change in Net Assets from Operations....................       174,011          267,561
Distributions from Net Investment Income................      (182,820)        (283,580)
                                                            ----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....        (8,809)         (16,019)
                                                            ----------      -----------
FROM CAPITAL TRANSACTIONS (NOTES 3 AND 5):
Proceeds from Common Shares Sold........................       844,414        2,551,158
Value of Shares Issued Through Dividend Reinvestment....        98,269          155,100
Cost of Shares Repurchased..............................      (246,591)        (354,520)
                                                            ----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......       696,092        2,351,738
                                                            ----------      -----------
TOTAL INCREASE IN NET ASSETS............................       687,283        2,335,719
NET ASSETS:
Beginning of the Period.................................     4,865,784        2,530,065
                                                            ----------      -----------
End of the Period (Including undistributed net
  investment income of $4,374 and $2,875,
  respectively).........................................    $5,553,067       $4,865,784
                                                            ==========       ==========

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

             For the Six Months Ended January 31, 1997 (Unaudited)
                       All amounts reported in thousands
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ 174,011
                                                              ---------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (532,961)
  Increase in Short-Term Investments at Amortized Cost......   (138,678)
  Increase in Interest and Fees Receivables.................    (10,349)
  Increase in Receivable for Investments Sold...............       (995)
  Increase in Other Assets..................................        (29)
  Decrease in Accrued Expenses..............................       (338)
  Decrease in Deferred Facility Fees........................        (70)
  Increase in Investment Advisory and Administrative Fees
    Payable.................................................        683
  Increase in Distributor and Affiliates Payable............        535
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................         13
                                                              ---------
    Total Adjustments.......................................   (682,189)
                                                              ---------
NET CASH USED FOR OPERATING ACTIVITIES......................   (508,178)
                                                              ---------
CASH FLOWS FROM FINANCING ACTIVITIES (NOTES 3 AND 5):
Proceeds from Shares Sold...................................    832,186
Payments on Shares Repurchased..............................   (242,566)
Increase in Intra-day Credit Line...........................      1,727
Cash Dividends Paid.........................................    (83,169)
                                                              ---------
  Net Cash Provided by Financing Activities.................    508,178
                                                              ---------
NET INCREASE IN CASH........................................        -0-
Cash at Beginning of the Period.............................        -0-
                                                              ---------
CASH AT END OF THE PERIOD...................................  $     -0-
                                                              =========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                          Six Months
                                            Ended                      Year Ended July 31
                                         January 31,       --------------------------------------
                                            1997           1996       1995       1994      1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................     $ 10.002       $ 10.046   $ 10.052   $ 10.004   $ 9.998
                                          --------       --------   --------   --------   -------
  Net Investment Income..............         .351           .735       .756       .618      .600
  Net Realized and Unrealized
    Gain/Loss on Investments.........        (.019)         (.028)     (.004)      .015      .008
                                          --------       --------   --------   --------   -------
Total from Investment Operations.....         .332           .707       .752       .633      .608
                                          --------       --------   --------   --------   -------
Less:
  Distributions from Net Investment
    Income...........................         .349           .751       .758       .585      .600
  Distributions in Excess of Net
    Investment Income (Note 1).......          -0-            -0-        -0-        -0-      .002
                                          --------       --------   --------   --------   -------

Total Distributions..................         .349           .751       .758       .585      .602
                                          --------       --------   --------   --------   -------
Net Asset Value, End of the Period...     $  9.985       $ 10.002   $ 10.046   $ 10.052   $10.004
                                          ========       ========   ========   ========   =======
Total Return (a).....................         3.44%*         7.22%      7.82%      6.52%     6.17%
Net Assets at End of the Period (In
  millions)..........................     $5,553.1       $4,865.8   $2,530.1   $1,229.0   $ 966.7
Ratio of Expenses to Average Net
  Assets.............................         1.44%          1.46%      1.49%      1.53%     1.53%
Ratio of Net Investment Income to
  Average Net Assets.................         7.06%          7.33%      7.71%      6.16%     5.96%
Portfolio Turnover (b)...............           36%*           66%        71%        74%       67%

*  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from repayments and sales of variable rate senior loan interests.


                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests, totaling $4,898,347,191 (88.2% of net assets) is determined in the absence of actual market values by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities are valued at amortized cost.

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are recognized as income ratably over the expected life of the loan. Market premiums and discounts are amortized over the stated life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $4,507,275, which will expire on July 31, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $4.0 billion......................................    .950 of 1%
Next $3.5 billion.......................................    .900 of 1%
Next $2.5 billion.......................................    .875 of 1%
Over $10.0 billion......................................    .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended January 31, 1997, the Trust recognized expenses of approximately $34,500 representing the Administrator's or its affiliates' (collectively "VKAC") cost of providing legal services to the Trust.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 1997, the Fund recognized expenses of approximately $2,528,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

At January 31, 1997 and July 31, 1996, paid in surplus aggregated $5,567,788,973 and $4,872,393,497, respectively.

    Transactions in common shares were as follows:

                                         SIX MONTHS ENDED    YEAR ENDED
                                         JANUARY 31, 1997   JULY 31, 1996
-------------------------------------------------------------------------
Beginning Shares.......................    486,490,317       251,848,949
                                           -----------       -----------

Shares Sold............................     84,465,282       254,577,948
Shares Issued Through Dividend
  Reinvestment.........................      9,828,263        15,483,081
Shares Repurchased.....................    (24,662,593)      (35,419,661)
                                           -----------       -----------
Net Increase in Shares Outstanding.....     69,630,952       234,641,368
                                           -----------       -----------
Ending Shares..........................    556,121,269       486,490,317
                                           ===========       ===========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, for the six months ended January 31, 1997, were $2,213,549,287 and $1,670,456,563, respectively.

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the six months ended January 31, 1997, 24,662,593 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to VKAC. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                 YEAR OF REPURCHASE                   WITHDRAWAL CHARGE
-----------------------------------------------------------------------
First...............................................               3.0%
Second..............................................               2.5%
Third...............................................               2.0%
Fourth..............................................               1.5%
Fifth...............................................               1.0%
Sixth and following.................................               0.0%

    For the six months ended January 31, 1997, VKAC received early withdrawal charges of approximately $3,707,300 in connection with tendered shares of the Trust.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $508,451,284 as of January 31, 1997. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $250,000,000. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .065% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .375%. There have been no borrowings under this agreement to date.

                          January 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.

    At January 31, 1997, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                 PRINCIPAL
                                                  AMOUNT      VALUE
              SELLING PARTICIPANT                  (000)      (000)
---------------------------------------------------------------------
Bankers Trust..................................  $232,624    $233,202
Canadian Imperial Bank of Commerce.............    51,386      51,575
NationsBank....................................    31,961      32,014
Goldman Sachs..................................    25,342      25,346
Merrill Lynch Capital Corp.....................    20,000      20,121
Mellon Bank....................................    20,000      20,018
Chase Securities Inc...........................    18,629      18,649
Lehman Brothers................................    12,500      12,500
Donaldson Lufkin Jenrette......................    10,571      10,622
Bank of New York...............................     8,750       8,795
PNC Securities Corp. ..........................     5,041       5,041
ABN AMRO.......................................     5,000       5,031
                                                 --------    --------
Total..........................................  $441,804    $442,914
                                                 ========    ========

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free
     Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal
     Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
JEFFREY W. MAILLET*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN
CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Trust was held on October 23, 1996 where shareholders voted on a new investment advisory agreement and the selection of KPMG Peat Marwick LLP as Independent Auditors. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 338,443,125 shares voted for the proposal, 4,303,195 shares voted against, 14,751,190 shares abstained and 0 shares represented broker non-votes. With regard to the selection of KPMG Peat Marwick LLP as Independent Auditors, 278,838,120 shares voted for the proposal, 1,338,011 shares voted against, 4,215,394 shares abstained and 73,105,988 shares represented broker non-votes.

              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

THIS PAGE INTENTIONALLY LEFT BLANK

                                       36